                                                          Exhibit 10(g)



                             AMOCO EMPLOYEE SAVINGS PLAN

                               As Amended and Restated

                                   November, 1994

                             AMOCO EMPLOYEE SAVINGS PLAN
                                  TABLE OF CONTENTS
                                                                       Page

          I    INTRODUCTION . . . . . . . . . . . . . . . . . . . . . .   1
               1.1   1994 Amendment and Restatement of Plan   . . . . .   1
               1.2   Compliance with Code and ERISA   . . . . . . . . .   1
               1.3   Exclusive Benefit of Participants  . . . . . . . .   1
               1.4   Limitation on Rights Created by Plan   . . . . . .   2
               1.5   Application of Plan's Terms  . . . . . . . . . . .   2
               1.6   Benefits Not Guaranteed  . . . . . . . . . . . . .   2

          II   DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . .   3
               2.1   "Administrative   and   Recordkeeping    Services
                     Agreement"   . . . . . . . . . . . . . . . . . . .   3
               2.2   "Affiliated Company"   . . . . . . . . . . . . . .   3
               2.3   "After-Tax Savings Contributions"  . . . . . . . .   3
               2.4   "Amoco"  . . . . . . . . . . . . . . . . . . . . .   4
               2.5   "Applicable Compensation"  . . . . . . . . . . . .   4
               2.6   "Beneficiary"  . . . . . . . . . . . . . . . . . .   5
               2.7   "Casual Employee"  . . . . . . . . . . . . . . . .   6
               2.8   "Code"   . . . . . . . . . . . . . . . . . . . . .   6
               2.9   "Company Credited Service"   . . . . . . . . . . .   6
               2.10  "Employee"   . . . . . . . . . . . . . . . . . . .   6
               2.11  "Employer"   . . . . . . . . . . . . . . . . . . .   7
               2.12  "Entry Date"   . . . . . . . . . . . . . . . . . .   8
               2.13  "ERISA"  . . . . . . . . . . . . . . . . . . . . .   8
               2.14  "Highly-Compensated Employee,"   . . . . . . . . .   8
               2.15  "Hour of Service"  . . . . . . . . . . . . . . . .  11
               2.16  "Part-Time Employee"   . . . . . . . . . . . . . .  13
               2.17  "Participant"  . . . . . . . . . . . . . . . . . .  13
               2.18  "Plan"   . . . . . . . . . . . . . . . . . . . . .  13
               2.19  "Plan Year"  . . . . . . . . . . . . . . . . . . .  13
               2.20  "Regular Employee"   . . . . . . . . . . . . . . .  13
               2.21  "Savings Contributions"  . . . . . . . . . . . . .  14
               2.22  "Spouse"   . . . . . . . . . . . . . . . . . . . .  14
               2.23  "Tax-Deferred Savings Contributions"   . . . . . .  14
               2.24  "Temporary Employee"   . . . . . . . . . . . . . .  14
               2.25  "Trust Agreement"  . . . . . . . . . . . . . . . .  14
               2.26  "Trust Fund"   . . . . . . . . . . . . . . . . . .  14
               2.27  "Trustee"  . . . . . . . . . . . . . . . . . . . .  15

          III  PARTICIPATION  . . . . . . . . . . . . . . . . . . . . .  16
               3.1   Eligible Class   . . . . . . . . . . . . . . . . .  16
               3.2   Participation  . . . . . . . . . . . . . . . . . .  17
               3.3   End of Participation   . . . . . . . . . . . . . .  17
               3.4   Reentry of Former Participant  . . . . . . . . . .  18


                                  TABLE OF CONTENTS
                                     (continued)

                                                                       Page

          IV   SAVINGS CONTRIBUTIONS BY PARTICIPANTS  . . . . . . . . .  19
               4.1   Savings Contributions  . . . . . . . . . . . . . .  19
               4.2   Sign-Up Procedure for Savings Contributions  . . .  19
               4.3   Collection of Savings Contributions  . . . . . . .  20
               4.4   Change in Savings Contributions  . . . . . . . . .  20
               4.5   401(k) Tax-Deferred Savings Contributions Limits    21
               4.6   401(k) Deferral Percentage   . . . . . . . . . . .  21
               4.7   Higher and Lower Paid Groups   . . . . . . . . . .  22
               4.8   Monitoring    Participants'    401(k)    Deferral
                     Percentages; Adjustments   . . . . . . . . . . . .  22
               4.9   Treatment  of  Participant  Who  Reaches   $7,000
                     Limit  . . . . . . . . . . . . . . . . . . . . . .  25
               4.10  Participant  Withdrawal  of  Amounts Over  $7,000
                     Limit  . . . . . . . . . . . . . . . . . . . . . .  25
               4.11  Direct Rollover Contributions  . . . . . . . . . .  25

          V    COMPANY MATCHING CONTRIBUTIONS . . . . . . . . . . . . .  28
               5.1   Company Matching Contributions   . . . . . . . . .  28
               5.2   Time of Contribution   . . . . . . . . . . . . . .  28
               5.3   401(m) Limits  . . . . . . . . . . . . . . . . . .  29
               5.4   401(m) Contribution Percentage   . . . . . . . . .  29
               5.5   401(k)/(401(m) Combined Limit  . . . . . . . . . .  31
               5.6   Return  of  Contribution Made  in  Error  or  Not
                     Deductible   . . . . . . . . . . . . . . . . . . .  31

          VI   ACCOUNTS AND CREDITS . . . . . . . . . . . . . . . . . .  33
               6.1   Establishment of Accounts  . . . . . . . . . . . .  33
               6.2   Crediting Participants' Savings Contributions  . .  33
               6.3   Crediting Matching Contributions   . . . . . . . .  33
               6.4   Crediting Rollovers  . . . . . . . . . . . . . . .  34
               6.5   Charge to Accounts   . . . . . . . . . . . . . . .  34
               6.6   Annual Limits  . . . . . . . . . . . . . . . . . .  34

          VII  INVESTMENT FUNDS AND CREDITING INVESTMENT EXPERIENCE . .  37
               7.1   Investment Funds   . . . . . . . . . . . . . . . .  37
               7.2   Investment Directions and Transfers Among Funds  .  37
               7.3   Valuation of Assets  . . . . . . . . . . . . . . .  39
               7.4   Crediting Investment Experience  . . . . . . . . .  39


                                  TABLE OF CONTENTS
                                     (continued)

                                                                       Page

          VIII LOANS TO PARTICIPANTS  . . . . . . . . . . . . . . . . .  41
               8.1   Plan  Administrator  Shall  Administer  the  Loan
                     Program  . . . . . . . . . . . . . . . . . . . . .  41
               8.2   Availability of Loans  . . . . . . . . . . . . . .  41
               8.3   Conditions of Loan   . . . . . . . . . . . . . . .  41
               8.4   Accounting for Loans   . . . . . . . . . . . . . .  44

          IX   IN-SERVICE WITHDRAWALS . . . . . . . . . . . . . . . . .  46
               9.1   Withdrawals From After-Tax Savings Account   . . .  46
               9.2   Withdrawals From Rollover Account  . . . . . . . .  46
               9.3   Withdrawals From Company Contribution Account  . .  46
               9.4   Withdrawals From Tax-Deferred Savings Account  . .  47
               9.5   Order of Asset Liquidation for All Withdrawals   .  48

          X    DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . .  50
               10.1  Distribution Upon Retirement   . . . . . . . . . .  50
               10.2  Termination of  Employment Prior to Retirement or
                     Death  . . . . . . . . . . . . . . . . . . . . . .  52
               10.3  Reemployment   . . . . . . . . . . . . . . . . . .  57
               10.4  $3,500 Cash-Out  . . . . . . . . . . . . . . . . .  59
               10.5  Required Distribution Date   . . . . . . . . . . .  59
               10.6  Distribution Upon Death of a Participant   . . . .  59
               10.7  Rehire Before Distribution   . . . . . . . . . . .  61
               10.8  Waiver of 30 Day Notice  . . . . . . . . . . . . .  61

          XI   DIRECT ROLLOVERS . . . . . . . . . . . . . . . . . . . .  62
               11.1  Direct Rollover  . . . . . . . . . . . . . . . . .  62
               11.2  Definitions  . . . . . . . . . . . . . . . . . . .  62

          XII  AMENDMENT, MERGER AND TERMINATION OF PLAN  . . . . . . .  64
               12.1  Amendment of Plan  . . . . . . . . . . . . . . . .  64
               12.2  Merger of Plans  . . . . . . . . . . . . . . . . .  64
               12.3  Termination  . . . . . . . . . . . . . . . . . . .  64
               12.4  Effect of Termination  . . . . . . . . . . . . . .  65


                                  TABLE OF CONTENTS
                                     (continued)

                                                                       Page

          XIII NAMED FIDUCIARIES  . . . . . . . . . . . . . . . . . . .  66
               13.1  Identity of Named Fiduciaries  . . . . . . . . . .  66
               13.2  Responsibilities    and   Authority    of    Plan
                     Administrator  . . . . . . . . . . . . . . . . . .  66
               13.3  Responsibilities and Authority of Trustee  . . . .  67
               13.4  Responsibilities of Amoco  . . . . . . . . . . . .  67
               13.5  Responsibilities Not Shared  . . . . . . . . . . .  67
               13.6  Dual Fiduciary Capacity Permitted  . . . . . . . .  68
               13.7  Actions by Amoco   . . . . . . . . . . . . . . . .  68
               13.8  Advice   . . . . . . . . . . . . . . . . . . . . .  68

          XIV  PLAN ADMINISTRATOR . . . . . . . . . . . . . . . . . . .  69
               14.1  Appointment  . . . . . . . . . . . . . . . . . . .  69
               14.2  Notice to Trustee  . . . . . . . . . . . . . . . .  69
               14.3  Administration of Plan   . . . . . . . . . . . . .  69
               14.4  Reporting and Disclosure   . . . . . . . . . . . .  69
               14.5  Records  . . . . . . . . . . . . . . . . . . . . .  70
               14.6  Claims Review Procedure  . . . . . . . . . . . . .  70
               14.7  Administrative Discretion; Final Authority   . . .  71

          XV   PARTICIPATING EMPLOYERS  . . . . . . . . . . . . . . . .  72
               15.1  Adoption by Other Employers  . . . . . . . . . . .  72
               15.2  Designation of Agent   . . . . . . . . . . . . . .  72
               15.3  Employee Transfers   . . . . . . . . . . . . . . .  72
               15.4  Discontinuance of Participation  . . . . . . . . .  72
               15.5  Participating    Employer    Contribution     for
                     Affiliate  . . . . . . . . . . . . . . . . . . . .  73

          XVI  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . .  74
               16.1  Qualified Domestic Relations Orders  . . . . . . .  74
               16.2  Nonalienation of Benefits  . . . . . . . . . . . .  74
               16.3  Payment of Minors and Incompetents   . . . . . . .  75
               16.4  Current Address of Payee   . . . . . . . . . . . .  75
               16.5  Disputes over Entitlement to Benefits  . . . . . .  76
               16.6  Payment of Benefits  . . . . . . . . . . . . . . .  76
               16.7  Top-Heavy Plan Provisions  . . . . . . . . . . . .  76
               16.8  Rules of Construction  . . . . . . . . . . . . . .  80
               16.9  Text Controls  . . . . . . . . . . . . . . . . . .  81
               16.10 Applicable State Law   . . . . . . . . . . . . . .  81
               16.11 Plan Administration Expenses   . . . . . . . . . .  81
               16.12 Voting and Tendering of Amoco Stock  . . . . . . .  81
               16.13 Transfer of Abandoned ESOP Assets to Plan  . . . .  83
               16.14 Severability   . . . . . . . . . . . . . . . . . .  84


                                                                  11/29/94
                                      ARTICLE I

                                     INTRODUCTION

               1.1  1994  Amendment   and  Restatement  of  Plan.     Amoco

          Corporation  established  the  Employee  Savings  Plan  of  Amoco

          Corporation and Participating  Companies effective  July 1,  1955 and the Plan was amended from time to time thereafter and renamed the Amoco Employee Savings Plan ("Plan").  The Plan is amended in its  entirety and restated  effective January  1, 1989  except as where otherwise provided in the Plan.

               1.2  Compliance with Code and ERISA.   This Plan is intended

          to qualify as a profit-sharing plan under Code Section 401(a) and a cash or deferred arrangement under  Code Section 401(k).  It is also intended to comply with the applicable provisions of  ERISA.

          The Plan will be interpreted in a manner that comports with these intentions.

               1.3  Exclusive Benefit of Participants.  The Plan is for the

          exclusive  benefit  of  Participants  and   their  Beneficiaries.

          Employer and Participant contributions are made to the Trust Fund for  the  purpose  of accumulating  a  fund  for distribution  to

          Participants and their Beneficiaries in accordance with the Plan.

          Except as provided  in Section 5.6, no part of  the Trust Fund or any  distribution therefrom  will  be  used  for or  diverted  to purposes other than for the exclusive benefit of Participants and their  Beneficiaries and  defraying  the  reasonable expenses  of administering the Plan and Trust Fund not paid by the Employer.

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                                                                  11/29/94

               1.4  Limitation  on   Rights  Created  by  Plan.     Nothing

          appearing  in the Plan  will be construed (a)  to give any person any  benefit,  right or  interest  except  as expressly  provided herein, or  (b) to create a contract of employment or to give any

          Employee the  right to continue  as an Employee  or to  affect or modify his terms of employment in any way.

               1.5  Application of  Plan's Terms.  The  benefits and rights of a Participant  and his  Beneficiaries under the  Plan will  be determined in accordance with the terms  of the Plan that are  in effect on the  date that contributions on  a Participant's behalf are  made or  credited to  his  Accounts or  on the  date of  the

          Participant's   retirement,   death  or   other   termination  of

          employment, whichever may be applicable.

               1.6  Benefits Not Guaranteed.  The Employer, the Trustee and

          the Plan Administrator do  not guarantee the payment  of benefits

          hereunder.   Benefits will be  paid from the assets  of the Trust

          Fund and are limited to the amount of assets therein.

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                                                                  11/29/94

                                      ARTICLE II

                                     DEFINITIONS

               This article contains a number of definitions  of terms used in the Plan.  Other terms are defined, explained  or clarified in

          other  articles.     This  is  done   for  convenience  of   plan

          administration.  There  is no other significance to  the location of a definition.

               2.1  "Administrative  and Recordkeeping  Services Agreement"

          means   the   instrument  executed   by   Amoco   and  the   Plan

          Administrator, as  amended from time  to time, fixing  the rights

          and  responsibilities   of  each   party  with  respect   to  the

          administration of the Plan.

               2.2  "Affiliated Company" means (i) any corporation (foreign or domestic)  controlled by, controlling or  under common control with Amoco, by ownership, direct or indirect, of more than 80% of the voting stock thereof, and  any of their respective successors in  business;  (ii) a  trade or  business  which is  under common control (as defined in  Code Section 414(c)) with Amoco;  (iii) a corporation,  partnership or  other entity  which,  together with

          Amoco, is a member of an affiliated  service group (as defined in

          Code Section 414(m)); or (iv)  an organization which is  required to be  aggregated with Amoco pursuant  to regulations promulgated under Code Section 414(o).

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                                                                  11/29/94

               2.3  "After-Tax  Savings Contributions"  means contributions by a  Participant made pursuant  to his  written direction  filed with his Employer  which does not reduce his compensation subject to federal income taxation.

               2.4  "Amoco"   means   Amoco    Corporation,   an    Indiana

          Corporation, or its successor.

               2.5  "Applicable Compensation"  of an Employee for  any Plan

          Year or other period  of reference means his total  salary, wages and  commissions,  including  forms  of  base  pay  delivered  in alternative manners such as piecework  and payment by mileage for drivers;  overtime;  shift  differentials;  bonuses  in  the year received, including  bonuses  in  the form  of  premium  pay  for services rendered outside of  normal working hours or conditions;

          and variable  incentive payments provided payment  is received by an  Employee  for personal  services  performed  for an  Employer

          during  such Plan  Year.   An Employee's  Applicable Compensation

          shall also include his Tax-Deferred Savings Contributions made to this  Plan and  contributions  made by  his  Employer to  a  Code

          Section  125  cafeteria  plan  on   behalf  of  the  Employee  in

          accordance with a salary reduction agreement with the Employee.

               For any Plan Year beginning on or after January 1, 1989, the amount of  Applicable Compensation  taken into account  under the

          Plan for any Participant  will not exceed $200,000 ($150,000  for

          Plan Years beginning  after December  31, 1993)  or such  greater amount as  may  be determined  by  the Commissioner  of  Internal

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                                                                  11/29/94

          Revenue  for that  year.  In determining  the  compensation of  a

          Participant for purposes of this limitation, the rules of section

          414(q)(6) of the Code shall apply, except in applying such rules,

          the  term  "family"  shall  include   only  the  spouse  of   the

          Participant  and any  lineal descendants  of the  Participant who have not  attained age 19 before the close of  the year.  If as a result of  the  application of  such  rules the  adjusted  annual compensation limitation is exceeded, then the limitation shall be prorated  among the  affected individuals  in proportion  to each such  individual's compensation as  determined under this section prior to the application of this limitation.

          If compensation for  any prior determination period is taken into account  in  determining  a  Participant's  allocations  for  the current Plan Year, the  compensation for such prior determination period is subject to the applicable  annual compensation limit in effect for that prior  period.  For this purpose,  in determining allocations  in Plan Years beginning on or after January 1, 1989,

          the annual compensation limit in effect for determination periods beginning before that date is $200,000 (as adjusted in accordance

          with  Code  Section 401(a)(17)).    In  addition, in  determining

          allocations  in plan years beginning on or after January 1, 1994,

          the annual compensation limit in effect for determination periods beginning before that date is $150,000 (as adjusted in accordance with Code Section 401(a)(17)).

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                                                                  11/29/94

               2.6  "Beneficiary"  means a  person or  persons (natural  or otherwise) designated by a Participant in accordance with Section

          10.6(b)  to receive any death benefit payable under this Plan, or if there is no such designation, the person (natural or otherwise entitled) to receive any death benefit in accordance with Section

          10.6(c).

               2.7  "Casual Employee"  means a  person who is  employed for work  which is irregular or  occasional in nature,  and who works the schedule of hours (either daily  or weekly) in effect at  the place of employment for employees  regularly assigned to the same or similar work.

               2.8  "Code"  means the  Internal  Revenue Code  of 1986,  as amended  from time to time,  or any successor  statute enacted in its place.

               2.9  "Company Credited Service", effective February 1, 1993,

          means an Employee's years of employment with his Employer and any

          Affiliated  Company  determined  under  the  rules  contained  in

          Section  10.2(b) to  determine  such Employee's  years of  Vested

          Service.

               2.10 "Employee" means  an individual employed by an Employer or  any  other employer  required  to  be  aggregated  with  such

          Employer under  Sections 414(b),  (c), or (o)  of the  Code as  a common  law  employee. The  term  shall  not include  independent contractors and/or individuals to  whom an Employer has  issued a form  1099 with  regard  to  the  period  of  time  services  are

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                                                                  11/29/94

          performed  as an  independent contractor  and/or a  form 1099  is issued by  an  Employer.  In  addition, the  term  Employee  also includes  any leased  employee deemed  to be  an employee  of any employer as  provided in sections 414(n) or (o) of the Code.  The term "leased employee" means  any person (other than an  Employee of  the  Employer)  who  pursuant  to an  agreement  between  the

          employee  and  any other  person  ("leasing  organization")   has

          performed  services for  the Employer  (or for  the Employer  and related persons determined  in accordance with section  414(n)(6)

          of the Code) on  a substantially full-time basis for a  period of at least one  year, and such services are  of a type historically performed by  employees in  the business  field of the  Employer.

          Contributions  or  benefits provided  a  leased  employee by  the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.  A leased  employee  shall not  be  considered  an  employee of  the

          Employer if: (i)  such employee  is covered by  a money  purchase

          pension   plan  providing:      (1)  a   nonintegrated   employer

          contribution  rate of  at least  10 percent  of compensation,  as defined  in section 415(c)(3) of the  Code, but including amounts contributed pursuant  to a  salary reduction agreement  which are excludable from  the employee's  gross income under  section 125,

          section 402(a)(8),  section 402(h) or section 403(b) of the Code;

          (2) immediate participation, and  (3) full and immediate vesting;

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                                                                  11/29/94

          and  (ii) leased employees do not constitute more than 20 percent of the Employer's nonhighly compensated workforce.

               2.11 "Employer" means Amoco  or any successor  organization,

          and  any other  entity  of Amoco  that adopts  the  Plan for  its

          Employees with  the consent of  Amoco in accordance  with Section

          15.   The term "Employer" may refer to each Employer individually or to all the Employers collectively, as the context may require.

               2.12 "Entry Date" means the date  an Employee is eligible to participate in the Plan pursuant to Section 3.2 and Section 3.4.

               2.13 "ERISA"  means the Employee  Retirement Income Security

          Act  of 1974,  as amended  from  time to  time, or  any successor statute enacted in its place.

               2.14 "Highly-Compensated    Employee,"   includes    highly-

          compensated  active  Employees   and  highly-compensated   former

          Employees.

               A  highly-compensated active Employee  includes any Employee who performs  services for the Employer  during the determination year and who, during the look-back year:

                    (i) received compensation  from the Employer  in excess

          of $75,000 (as adjusted pursuant to section 415(d) of the Code);

                    (ii) received compensation from  the Employer in excess

          of $50,000 (as adjusted  pursuant to section 415(d) of  the Code)

          and was a member of the top-paid group for such year; or

                    (iii)  was  an  officer  of an  Employer  and  received

          compensation  during such year that is greater than 50 percent of

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                                                                  11/29/94

          the dollar limitation in effect under section 415(b)(1)(A) of the

          Code;  provided, that for purposes of  this subparagraph (iii) no more  than 50  Employees  of the  Employers  (or if  lesser,  the greater of 3  employees or 10 percent of the  Employees) shall be treated as officers.

          The term highly-compensated Employee also includes:

               (i)  Employees  who  are  both described  in  the  preceding sentence if the term "determination  year" is substituted for the term  "look-back  year,"  and the  Employee  is  one  of the  100

          Employees who  received the  most compensation from  the Employer during the determination year; and

               (ii) Employees who are  5 percent owners at any  time during the look-back year or determination year.

               If no officer has  satisfied the compensation requirement of

          (iii), above, during either  a determination year of  a look-back year, the highest paid officer for such year shall  be treated as a highly-compensated Employee.

               For this  purpose, the determination year shall  be the Plan

          Year.    The   look-back  year  shall  be   the  12-month  period

          immediately preceding the determination year.

               A highly-compensated former  Employee includes any  Employee who separated  from  service (or  was deemed  to have  separated)

          prior  to the  determination  year, returns  to  service for  the

          Employer  during  the  determination  year,  and  was  a  highly-

          compensated active Employee for either the separation year or any


                                                                  11/29/94

          determination  year  ending  on  or  after  the  Employee's  55th birthday.

               If an Employee  is, during a determination year or look-back year, a family member of  either a 5 percent owner who  is active or former Employee or a highly-compensated Employee who is one of the 10 most highly-compensated  Employees ranked on the  basis of compensation  paid by  the Employer  during  such year,  then the

          family  member  and  the  5   percent  owner  or  top-10  highly-

          compensated Employee  shall be  aggregated.   In  such case,  the

          family member  and 5  percent owner or  top-10 highly-compensated

          Employee  shall  be  treated   as  a  single  Employee  receiving

          compensation and plan  contributions or benefits equal to the sum of such compensation and contributions or benefits  of the family member and 5 percent owner or top-10 highly-compensated Employee.

          For purposes of this section, family  member includes the spouse,

          lineal  ascendants  and descendants  of  the  Employee or  former

          Employee  and   the  spouses   of  such  lineal   ascendants  and

          descendants.

               For purposes of this Section 2.14 and the determination of a

          Highly-Compensated Employee,  the term "Compensation"  shall mean compensation as  defined  in  Code Section  414  (q)(7)  and  the regulations thereunder.

               The determination of  who is a highly-compensated  Employee,

          including  the  determination  of  the  number  and  identity  of

          Employees in  the  top-paid group,  the  top 100  Employees,  the


                                                                  11/29/94

          number of Employees treated as officers and the compensation that is  considered, will be made in accordance with section 414(q) of the Code and the Regulations thereunder.

               Effective  for the  Plan  Year beginning  December 1,  1989,

          pursuant  to Internal  Revenue  Code of  1986 Regulation  Section

          1.414(q)-IT,  Q&A 14(b),  the  look-back year  calculation for  a determination year shall  be made  on the basis  of the  calendar year ending within the applicable determination year.

               2.15 "Hour  of  Service"  for  purposes  of  determining  an

          Employee's eligibility to participate  under Section 3.2 and Year of Vesting Service under Section 10.2(b), means:

               (1) Each hour for  which an Employee is paid, or entitled to payment  for the performance of  duties for the  Employer.  These hours will be credited to the Employee for the computation period in which the duties are performed; and

               (2) Each hour for which an Employee is paid,  or entitled to payment, by  the Employer on account  of a period  of time during which  no  duties  are  performed (irrespective  of  whether  the employment relationship has terminated) due to vacation, holiday,

          illness,  incapacity (including  disability)  layoff, jury  duty,

          military duty or  leave of absence.   No more  than 501 hours  of

          service will  be  credited under  this paragraph  for any  single continuous  period (whether or not such period occurs in a single

          computation  period).    Hours   under  this  paragraph  will  be

          calculated and  credited pursuant  to section 2530.200b-2  of the

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                                                                  11/29/94

          Department of  Labor Regulations which is  incorporated herein by this reference; and

               (3) Each hour for which back pay, irrespective of mitigation of damages,  is either awarded or agreed to by the Employer.  The same hours of service  will not be credited both  under paragraph

          (1)  or  paragraph  (2),  as the  case  may  be,  and under  this paragraph (3).  These hours will  be credited to the Employee for the computation period or periods to which the award or agreement pertains rather  than the computation period in  which the award,

          agreement or payment is made.

               Hours of service will be credited for employment  with other members  of  an  affiliated  service group  (under  Code  Section

          414(m)),  a  controlled  group  of  corporations  (under  Section

          414(b)),  or a group of trades or businesses under common control

          (under Code Section 414(c))  of which the adopting Employer  is a member, and any other  entity required to be aggregated  with the

          Employer pursuant to Code Section 414(o).

               Hours of service  will also be  credited for any  individual considered  an Employee  for  purposes of  this  Plan under  Code

          Section 414(n) or Code Section 414(o).

               Solely  for  purposes  of  determining whether  a  break  in service for  participation has occurred in  a computation period,

          an  individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise  have been  credited to  such  individual but  for such


                                                                  11/29/94

          absence, or in any case in which such hours cannot be determined,

          8 hours of service per day of such absence;  For purposes of this paragraph,  an  absence  from  work for  maternity  or  paternity reasons  means an  absence  (1) by  reason  of pregnancy  of  the individual,  (2)  by  reason  of  a  birth  of  a  child  of  the individual, (3)  by reason of the  placement of a  child with the individual  in connection with the adoption of such child by such individual, or (4)  for purposes of  caring for such child  for a period beginning immediately  following such birth or  placement.

          The  hours of  service  credited under  this  paragraph shall  be credited  (1) in  the  computation period  in  which the  absence begins  if the  crediting  is necessary  to  prevent a  break  in service in  that  period, or  (2)  in  all other  cases,  in  the following computation period.

               2.16 "Part-Time Employee" means a  person who is assigned to a  position which  is established  to  fill regular  and ordinary employment  requirements, which  is expected  to continue  for an indefinite period of  time, and in which the employee  is able to work a schedule of up to 35 hours per week.

               2.17 "Participant"  means  an  Employee or  former  Employee whose participation in the Plan has begun and has not yet ended.

               2.18 "Plan" means  the Amoco  Employee Savings Plan,  as set forth in this  Plan document, and as it may  be amended from time to time.

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                                                                  11/29/94

               2.19 "Plan  Year" effective  January 1,  1991, means  the 12 consecutive  month period beginning on each  January 1 during the continuance of the  Plan. "Plan  Year" shall also  mean the  time period  January 1, 1989  through November  30, 1989;  December 1,

          1989  through November  30,  1990 and  December  1, 1990  through

          December 31, 1990.

               2.20 "Regular  Employee" means a person who is assigned to a position which  requires full-time  service as determined  by his

          Employer,  which  is established  to  fill  regular and  ordinary employment requirements, and which is expected to continue for an indefinite period of time.

               2.21 "Savings   Contributions"   means  Participant's   Tax-

          Deferred   Savings   Contributions   and/or   After-Tax   Savings

          Contributions.

               2.22 "Spouse"  means the  person  to whom  a Participant  is lawfully  married  (under  the law  of  the  state  in which  the

          Participant resides).

               2.23 "Tax-Deferred     Savings     Contributions"      means

          contributions  by an Employer on  behalf of a  Participant in the amount equal to the amount such Participant elects  which reduces his compensation subject to federal income taxation.

               2.24 "Temporary Employee" means a  person who is assigned to a position  which requires full-time service as determined by his

          Employer, which  is established  due to an  unusual circumstance,

          and  which will continue for  a specific period  of time or until

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                                                                  11/29/94

          the occurrence of a specified event such as the return to work of a regular employee or  the completion of a special  assignment or project.

               2.25 "Trust  Agreement"  means  the  instrument  executed by

          Amoco  and the Trustee, as amended  from time to time, fixing the rights and responsibilities  of each  party with  respect to  the holding, investment and administration of the Trust Fund.

               2.26 "Trust Fund" means the property held by the Trustee for the purposes of the Plan.

               2.27 "Trustee" means the person, individual  or corporation,

          serving  as sole trustee, or the  persons serving as co-trustees,

          at any time under the terms of the Trust Agreement.

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                                                                  11/29/94

                                     ARTICLE III

                                    PARTICIPATION

               3.1  Eligible   Class.     Each   Employee  employed   by  a

          participating Employer  who has  not  been specifically  excluded pursuant  to  a  participation  agreement  with  a  participating

          Employer is in the eligible class, except the following:

                    (a) Employees  included in a unit  of Employees covered

          by  a collective  bargaining agreement  between the  Employer and

          Employee representatives, if retirement benefits were the subject of  good-faith bargaining  and  if two  percent  or less  of  the

          employees  who  are  covered   pursuant  to  that  agreement  are

          professionals  as defined  in section  1.41(b)-9 of  the Internal

          Revenue Service regulations unless  participation by members of a collective  bargaining unit  is  specifically provided  for by  a

          collective  bargaining  agreement with  an  Employer.   For  this

          purpose, the term "Employee representatives" does not include any organization where more than half of whose members are  Employees who are owners, officers, or executives of the Employer.

                    (b) Employees  who are  nonresident aliens (within  the

          meaning of Code  Section 7701(b)(1)(B)) and who receive no earned income  (within the meaning  of Code Section  911(d)(2)) from the

          Employer which constitutes income  from sources within the United

          States (within the meaning of Code Section 861(a)(3)).


                                                                  11/29/94

                   (c)  Leased Employees provided, however, that service by

          a Leased  Employee who falls  within the  definition of  Employee contained in Section 2.10,  as such, shall be taken  into account for  purposes of meeting the requirements of Section 3.2 and 10.2 of the  Plan if such  Leased Employee becomes  an Employee  of an

          Employer.

               3.2  Participation.  Participation in  the Plan is voluntary

          and no Employee will  be required to participate.   Each Employee

          who  is  eligible  to  make  Savings  Contributions  before  this amendment and  restatement will continue  to be eligible  to make

          Savings Contributions.  Each Employee in the Eligible  Class will be  eligible to participate as  follows:  A  Regular or Temporary

          Employee  in the Eligible  Class will be  eligible to participate starting on  the day his  employment commences with  his Employer effective October 1, 1991.  A Casual or Part-Time Employee in the

          Eligible  Class  will be  eligible  to  participate  after he  is credited  with 1,000  Hours  of Service  within  the fiscal  year commencing with his  date of hire  or, if he  fails to meet  that requirement, after  he is  credited with  1,000 Hours  of Service within any succeeding Plan Year.

               3.3  End   of   Participation.     A   Participant's  active

          participation  in the Plan will  end upon the  termination of his service as an  Employee in the Eligible Class for  any reason.  A

          Participant's participation in the  Plan will end when he  has no further interest under the Plan.


                                                                  11/29/94

               3.4  Reentry of  Former Participant.   A  former Participant

          who terminates his service  with his Employer and who  returns to service  as  an Employee  in the  Eligible  Class will  become an active Participant on his date of  rehire and will be eligible to make  Savings  Contributions immediately  following  his date  of rehire.


                                                                  11/29/94

                                      ARTICLE IV

                        SAVINGS CONTRIBUTIONS BY PARTICIPANTS

               4.1  Savings Contributions.   Each Employee who  has met one

          of the  participation requirements in  Article III may  make Tax-

          Deferred and/or  After-Tax Savings  Contributions to the  Plan in

          integral  percentages  of  his  Applicable  Compensation  from  a

          minimum of one  percent to  the following maximums.   Subject  to

          Code  limitations, his maximum Tax-Deferred Savings Contributions

          in  any   Plan  Year  is   fifteen  percent  of   his  Applicable

          Compensation  for  such  Plan  Year.    Also,  subject   to  Code

          limitations, his maximum  After-Tax Savings Contributions  in any

          Plan Year  is twenty-one  percent of his  Applicable Compensation for such Plan Year.

               4.2  Sign-Up   Procedure  for  Savings  Contributions.    An

          Employee who  wishes to  make Savings Contributions  must specify the amount  of his Savings  Contributions and provide  such other information  as  his  Employer  and the  Plan  Administrator  may

          require.   An  Employee will  be given  the opportunity  to elect

          Savings  Contributions beginning  on  the first  date when  he is eligible to participate in the Plan pursuant to Article III.  His

          Savings Contributions will begin on  such date provided he  gives

          his  Employer advance notice.   If the Employee  declines to make

          Savings  Contributions initially,  he may  elect to  begin making

          Savings Contributions  as  soon as  administratively  practicable


                                                                  11/29/94

          thereafter, provided he gives the required notice to his Employer by the date required by his Employer.

               4.3  Collection of Savings Contributions.  The Employer will

          collect   Participants'   Savings  Contributions   using  payroll

          procedures.

               4.4  Change in Savings Contributions.

                    (a)  Increase  or  Reduction.    A  Participant  making

          Savings Contributions may increase or reduce the rate of his Tax-

          Deferred and/or After-Tax Savings  Contributions to any higher or lower  rate  he elects  (subject  to  the limitations  stated  in

          Section 4.1) by so  notifying his Employer once a  calendar month pursuant  to  the method  established  by the  Employer  and Plan

          Administrator.  The  new rate  will become effective  as soon  as practicable upon proper notification of his Employer.

                    (b)  Suspension.  A Participant may suspend his Savings

          Contributions by  so electing  utilizing the method  specified by

          his  Employer.   The  suspension  of  Savings Contributions  will

          become effective as soon as practicable following notification of the Employer.

                    (c)  Resumption.    A  Participant  who  suspended  his

          Savings Contributions may resume  such contributions on the first day of any  of his  subsequent payroll cycles  provided he  gives proper  notice  to  his Employer  by  the  date  required by  his

          Employer.


                                                                  11/29/94

                    (d)  Plan Administrator Rules.  The  Plan Administrator

          after  consulting  with  Amoco   may  establish  such  rules  and

          procedures  for Savings Contributions  as the  Plan Administrator

          deems necessary for the efficient administration of the Plan.

               4.5  401(k) Tax-Deferred  Savings Contributions Limits.   As

          of  the last day of each Plan  Year the average of the individual

          401(k)  Deferral Percentages of  the Higher Paid  Group (the HCE-

          ADP) may not exceed the average of the individual 401(k) Deferral

          Percentages of the Lower  Paid Group (the NHCE-ADP) by  more than the amount specified in the following table:


           If NHCE-ADP is:  HCE-ADP may not exceed:

           less than 2%     two times NHCE-ADP

           2% but less      two percentage points
           than 8%          more than NHCE-ADP

           8% or higher     1.25 times NHCE-ADP


          See  Section 5.5  for additional  limits on  Tax-Deferred Savings

          Contributions.

               4.6  401(k)  Deferral  Percentage.    The   401(k)  Deferral

          Percentage  of  a  Participant  or  Employee  eligible  to  be  a

          Participant  for  a  Plan  year means  his  Tax-Deferred  Savings

          Contributions  for such  year  computed as  a  percentage of  his

          Applicable  Compensation  for  such  year (to  the  nearest  one-

          hundredth of  a percentage point).   Applicable Compensation used

          to  calculate a  Participant's 401(k)  Deferral Percentage  shall


                                                                  11/29/94

          exclude compensation  amounts earned prior  to the date  on which the Employee becomes eligible to participate in the  Plan.  If an

          Employee  is eligible to be  a Participant under  Article III but has not  elected to  make Tax-Deferred Savings  Contributions, he will  nevertheless be taken into account as having made zero Tax-

          Deferred Savings Contributions.

               Amoco  may elect  to  treat all  or a  part  of the  Company

          Matching Contributions made on a  Participant's behalf for a Plan

          Year as if such  Company Matching Contributions were Tax-Deferred

          Savings  Contributions  when  determining  his   401(k)  Deferral

          Percentage.   Company  Matching Contributions  which are  used in

          determining a Participant's  401(k) Deferral Percentage  will not be used in determining his Matching Contribution Percentage under

          Section 5.4.

               4.7  Higher and Lower Paid Groups.

                    (a)  Higher Paid Group.  An Employee who is eligible to

          make Savings Contributions is in the Higher Paid Group for a Plan

          Year  if  during  such  Plan  Year  (Determination  Year)  or the preceding Plan  Year (Look-Back Year) he  is a Highly-Compensated

          Employee.

                    (b)  Lower Paid Group.  If an Employee eligible to make

          Savings Contributions is not in the Higher Paid Group for a  Plan

          Year, then he is in the Lower Paid Group.

               4.8  Monitoring  Participants' 401(k)  Deferral Percentages;

          Adjustments.


                                                                  11/29/94

                    (a)  Adjustments  from   the  Top   Down.     The  Plan

          Administrator   will   monitor   Participants'  401(k)   Deferral

          Percentages to insure compliance with the requirements of Section

          4.5 above.  Any adjustments in Participants'  elections or actual

          Tax-Deferred   Savings  Contributions   necessary  to   meet  the

          requirements of  Section 4.5 will be  made as follows.   The Plan

          Administrator will  reduce the 401(k) Deferral  Percentage of the

          Participant (or Participants)  in the Higher Paid  Group with the highest 401(k)  Deferral Percentage  until it reaches  the 401(k)

          Deferral Percentage  of the Participant (or  participants) in the

          Higher  Paid   Group  with  the  next   highest  401(k)  Deferral

          Percentage; next  the Plan  Administrator will reduce  the 401(k)

          Deferral  Percentages of  both (or  all) such  Participants until they reach that of  the Participant with the next  highest 401(k)

          Deferral Percentage; and so on.  The foregoing reductions will be made only to  the extent  necessary to meet  the requirements  of

          Section 4.5.

                    (b)  Timing  of  Adjustments.   The  Plan Administrator

          will  adjust  Tax-Deferred  Savings  Contributions  elections  by

          Participants  in the  Higher  Paid Group  in accordance  with the preceding paragraph at such time or times before or during a Plan

          Year as the Plan Administrator deems advisable to insure that the requirements of  the preceding sentence, and  the requirements of

          Section  4.5, are met  as of the last  day of a  Plan Year.  Such adjustments may  also be made  after the  end of a  Plan Year  by

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                                                                  11/29/94

          paying to  a Participant  the amount  of his  excess Tax-Deferred

          Savings Contributions  plus earnings  (or losses) on  such excess

          (as specified  in the following paragraph).   Excess Tax-Deferred

          Savings Contributions means Tax-Deferred Savings Contributions by a Participant  in the Higher  Paid Group in excess  of the amount that  would satisfy the requirements  of Section 4.5  above.  Any such payment of excess Tax-Deferred Savings Contributions will be designated as such by the Plan Administrator, and will be made by

          the   end  of   the   succeeding   Plan   Year  to   avoid   Plan

          disqualification.

                    (c)  Earnings    on    Excess   Tax-Deferred    Savings

          Contributions.    The  amount  of  earnings  (or  losses)  to  be

          distributed  with  a  Participant's  excess  Tax-Deferred Savings

          Contributions will  be determined  by multiplying  the investment income and gain or loss on the Participant's Tax-Deferred Savings

          Contributions Account  for the  Plan Year for  which excess  Tax-

          Deferred Savings Contributions are withdrawn  by a fraction.  The numerator of  the fraction  is  the amount  of the  Participant's excess Tax-Deferred Savings  Contributions to be  distributed and the denominator is  the amount credited to such Account as of the last day of the Plan Year.  To the extent actual earnings figures are unavailable,  the amount  determined under the  preceding two sentences may be increased  by 10% for each month between the end of  the Plan Year  and date of  distribution of  excess; for this purpose, a distribution on or before the 15th day of a month will


                                                                  11/29/94

          be  deemed to  have occurred  on the  last day  of  the preceding month, and a  distribution after the 15th day of  a month will be

          deemed   to  have  occurred  on  the  last  day  of  that  month.

          Notwithstanding the  foregoing, the Plan  Administrator, with the consent of Amoco, may use any method permitted under the Code and applicable  regulations in  determining  the amount,  if any,  of earnings  that have to be distributed with a Participant's excess

          Tax-Deferred Savings Contributions.

                    (d)  Annual Additions for Code Section 415.  Any excess

          Tax-Deferred   Savings   Contributions  distributed   under  this

          subsection will  nevertheless be considered  as annual  additions for purposes of applying the limitations of Section 6.6.

               4.9  Treatment of Participant Who Reaches $7,000 Limit.

          If a  Participant makes  Tax-Deferred Savings Contributions  in a calendar year equal  to $7,000  (as adjusted  in accordance  with

          Code Section 402(g)), his Tax-Deferred Savings Contributions will immediately cease.

               4.10 Participant  Withdrawal of  Amounts Over  $7,000 Limit.

          If a  Participant's  Tax-Deferred  Savings  Contributions  for  a

          calendar year exceeds $7,000 (as adjusted in accordance with Code

          Section 402(g))   because   he  also   participated   in  another

          employer's Code  Section 401(k)  plan (or other  salary reduction arrangement  under Code  Section  408(k) or  403(b)) during  such year, the Participant may not  request to withdraw all or a  part of such excess from this Plan.

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                                                                  11/29/94

               4.11 Direct Rollover Contributions.

                    (a)  With the approval  of the  Plan Administrator,  an

          Employee who  is eligible  to participate, an  active Participant and a "Retiree" who has  assets in any account may make  a direct rollover ("Rollover  Contribution") to  the Plan  in  cash in  an amount which constitutes  all or  part of  an "Eligible  Rollover

          Distribution" (as  defined in Section 401(a)(31)(C)  of the Code)

          from a qualified defined benefit and/or defined contribution plan

          (except a  "Keogh" plan and/or an  Individual Retirement Account)

          as defined  in the Code.  However, a direct rollover to this Plan of  accumulated  deductible  employee  contributions  made  under another  plan will  not be  permitted, and  a direct  or indirect transfer to this  Plan from  another qualified plan  will not  be permitted  if such  transfer  would  subject  this  Plan  to  the qualified joint and survivor rules of Code Section 401(a)(11).

                    (b)  The  Employer,  the  Plan  Administrator  and  the

          Trustee have no responsibility  for determining the propriety of,

          proper amount or time of, or status as a tax-free transaction of,

          any transfer under subsection (a) above.

                    (c)  The   Plan   Administrator   shall  develop   such

          procedures,  and  may  require   such  information  from  an  the

          individual who is  requesting to  make a direct  rollover to  the

          Plan,  as necessary or desirable  in order to  determine that the proposed  rollover will  meet  the requirements  of this  Section

          4.11.

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                                                                  11/29/94

                    (d)  A direct  rollover will be credited  to a separate

          Rollover  Account in  the  name of  the  Participant making  such

          Rollover  Contribution.  Such account shall be 100% vested in the

          Participant.

                    (e)  The  Plan  Administrator  in  its  discretion  may

          direct the return to the Participant of any Rollover Contribution to  the extent the Plan Administrator determines that such return may be  necessary to insure  the continued qualification  of this

          Plan under Section 401(a) of the Code or that the holding of such

          Rollover Contributions would be administratively burdensome.


                                                                  11/29/94

                                      ARTICLE V

                            COMPANY MATCHING CONTRIBUTIONS

               5.1  Company  Matching Contributions.   Effective October 1,

          1991  for  each  Plan Year  the  Employer  will  make a  matching contribution ("Company Matching Contributions") on behalf of each

          Participant  who  makes  Tax-Deferred  and/or  After-Tax  Savings

          Contributions  during  such  Plan  Year in  accordance  with  the

          following schedule.   For  each  Plan Year  the Company  Matching

          Contributions made on behalf of  each Participant will equal 100%

          of  the  sum of  such  Participant's  Tax-Deferred and  After-Tax

          Savings  Contributions which are equal to or  less than (1) 4% of such Participant's Applicable Compensation if he has  less than 3 years of Company Credited  Service, (2) 5% of such  Participant's

          Applicable  Compensation if  he has  3 or  more years  of Company

          Credited Service,  but  less than  6  years of  Company  Credited

          Service, and (3) 6% of such Participant's Applicable Compensation if he has 6 or more years of Company Credited Service.

               5.2  Time of  Contribution.  The Employer  will make Company

          Matching  Contributions under Section 5.1 to  the Trustee in cash

          or  in   Amoco  common   stock  and   will  normally  make   such

          contributions as  soon as  practicable after each  payroll cycle.

          In  any event, such contributions will be  made to the Trustee no later than the  due date  (including extensions)  for filing  the

          Employer's federal income tax return for such year.

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               5.3  401(m)  Limits.  As of the last  day of each Plan Year,

          the average  of  the  sum  of the  individual  After-Tax  Savings

          Contributions  and  Company  Matching  Contributions  Percentages

          ("401(m) Contribution Percentage") of  the Higher Paid Group (the

          HCE-ACP) may  not exceed  the average  of  the individual  401(m)

          Contribution Percentages  of the Lower Paid  Group (the NHCE-ACP)

          by more than the amount specified under the following table:


           If NHCE-ACP is:  HCE-ACP may not exceed:

           less than 2%     two times NHCE-ACP

           2% but less 8%
                             2% more than NHCE-ACP

           8% or higher     1.25 times NHCE-ACP


               See Section  5.5 for additional limits  on After-Tax Savings

          Contributions  and Company  Matching Contributions.    The Higher

          Paid Group and Lower Paid Group are defined in Section 4.7.

               5.4  401(m) Contribution Percentage.

                    (a)  The   401(m)   Contribution    Percentage   of   a

          Participant or Employee  eligible to be a Participant  for a Plan

          Year means  the sum  of his  After-Tax Savings  Contributions and

          Company  Matching Contributions  for  the Plan  Year (other  than

          Company  Matching Contributions  used in  determining  his 401(k)

          Deferral Percentage under Section  4.5), computed as a percentage

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          of his Applicable Compensation for such year (to the nearest one-

          hundredth of a percentage point).  Compensation used to calculate the  401(m) Contribution Percentage  is an  Employee's Applicable

          Compensation.

                    (b)  If  the Plan  does  not meet  the requirements  of

          Section 5.3  as of  the  last  day  of  a  Plan  Year,  the  Plan

          Administrator will  reduce the 401(m) Contribution  Percentage of the Participant (or  Participants) in the Higher  Paid Group with the  highest  401(m)  Contribution  Percentage (by  reducing  his

          After-Tax Savings  Contributions)  until it  reaches  the  401(m)

          Contribution Percentage  of the Participant  (or Participants) in

          the  Higher Paid Group with  the next highest 401(m) Contribution

          Percentage; and so  on.   The foregoing reductions  will be  made

          only  to the extent necessary to meet the requirements of Section

          5.3.   After  all  such  reductions  have  been  made,  the  Plan

          Administrator  shall pay  to the  Participant  the amount  of his excess After-Tax Savings Contributions plus earnings  (or losses)

          on  such excess (as determined in accordance to the provisions of

          Section 4.8).    Excess  401(m)  Contributions   means  After-Tax

          Savings  Contributions  and/or  Company   Matching  Contributions

          allocated to a Participant in the Higher  Paid Group in excess of the amount  that would  satisfy the requirements  of Section 5.3.

          Any  such   payment  of  excess  401(m)   Contributions  will  be

          designated as such by the Plan Administrator, and will be made by the end of thesucceeding Plan Year to avoidPlan disqualification.

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                    (c)  Notwithstanding  any other provision  of this Plan

          to  the  contrary,  all  highly compensated  participants  (those earning more than  $52,235 in 1988),  are prohibited from  making any contributions for  the month of November in 1989  in order to

          comply  with   the   Internal   Revenue   Code   Section   401(m)

          contributions limitations  for the plan year  ending November 30,

          1989.

               5.5  401(k)/(401(m) Combined Limit.

                    (a)  Multiple Use  Test.  The sum of  the HCE-ADP under

          Section 4.5 and  the HCE-ACP under Section 5.3  cannot exceed the combined limit determined under rules and regulations promulgated by  the Internal Revenue Service  to prevent the  multiple use of the  alternative limitation  (i.e. two  percent points  more than

          NHCE-ADP or NHCE-ACP, but in no event more than twice NHCE-ADP or

          NHCE-ACP.)

                    (b)  Correction of Violation.   If the sum of  the HCE-

          ADP  and  the  HCE-ACP  exceeds  the  combined  limit,  the  Plan

          Administrator   will   first   reduce   the   After-Tax   Savings

          Contribution  percentages of the Participant (or Participants) in the  Higher Paid Group in  accordance with Section  5.4(b) to the extent  necessary to  meet the  combined limit  and will  then if necessary reduce the Company Matching Contribution percentages of the Participant (or Participants) in the Higher Paid Group to the

          extent necessary.

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               5.6  Return of Contribution Made in Error or Not Deductible.

          All  Tax-Deferred  Savings  Contributions  and  Company  Matching

          Contributions  made hereunder  are made  upon the  condition that such contributions  are fully  deductible for federal  income tax purposes.  If all or part of these contributions are made because of a mistake of fact  or if the deduction under  Code Section 404 of any portion  of these contributions is disallowed,  the amount contributed because of a mistake of fact or the amount  for which the deduction is disallowed will be returned to the  contributing

          Employer  if demand therefor is  made within the  time allowed by law.

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                                      ARTICLE VI

                                 ACCOUNTS AND CREDITS

               6.1  Establishment of Accounts.  The Plan Administrator will establish  and maintain in the  name of each  Participant such of the following accounts as are appropriate for the Participant:

                    (a)  Tax-Deferred Savings Account;

                    (b)  After-Tax Savings Account;

                    (c)  Company Contribution Account; and

                    (d)  Rollover Account.

          Credit and charges  to such Accounts will be  made as provided in

          the  Plan.   A  Participant is  100%  vested in  his Tax-Deferred

          Savings Account,  After-Tax Savings Account, and Rollover Account

          at all times.

               6.2  Crediting Participants' Savings Contributions.  Savings

          Contributions made by a  Participant for a payroll cycle  will be credited to such Participant's Accounts  as of the Valuation Date as soon as practicable following receipt thereof by the Trustee.

               6.3  Crediting  Matching  Contributions.   Company  Matching

          Contributions made  pursuant to  Section 5.1 for a  payroll cycle will be  credited to  the Company  Contribution Account of  those

          Participants entitled to a Company Matching Contribution for such payroll cycle as  of the  Valuation Date as  soon as  practicable following receipt thereof by the Trustee.

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               6.4  Crediting Rollovers.  Rollovers will be credited to the

          Participant's  Rollover Account as of the  Valuation Date as soon as practicable following receipt thereof by the Trustee.

               6.5  Charge to  Accounts.   Any amount distributed,  paid or

          withdrawn from an Account will be charged against such Account as of  the  day on  which  the distribution,  payment  or withdrawal occurs.

               6.6  Annual Limits.

                    (a)  Notwithstanding anything contained  herein to  the

          contrary, the annual additions to  a Participant's Accounts for a calendar  year (which will be the limitation year for purposes of

          Code  Section 415) may not exceed  the lesser of  (i) $30,000, as adjusted  periodically for  cost-of-living changes  in accordance with Code Section 415 and regulations thereunder, or (ii) twenty-

          five  percent of his total Code Section 415 compensation for such

          year.     For  purposes   of  this  section,   Code  Section  415

          compensation   means   a    Participant's   total    non-deferred

          compensation from an Employer for a Plan Year, as defined in Code

          Section 415  and regulations  thereunder.  The  foregoing $30,000 shall  be reduced proportionately to reflect  any short Plan Year of less than twelve months.

                    (b)  Annual  additions to  a Participant's  Account for

          any Limitation Year  means the  sum of the  annual additions  (as defined  in Code Section 415(c)(2))  under all  qualified defined contribution plans maintained by Amoco or any Affiliated Company.

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                    (c)  If  the   foregoing  limit  is  applicable   to  a

          Participant for  a Limitation Year, the  Plan Administrator shall reduce the annual additions to such Participants' Accounts in the following order of priority:

                        (i)   against  the After-Tax  Savings Contributions

          made by the Participant under  this Plan, but only to  the extent that such  Participant's Company  Matching Contributions  are not reduced;

                       (ii)   against     the     Tax-Deferred      Savings

          Contributions made on behalf of  the Participant under this Plan;

          and

                   (iii)       against  the Company Matching  Contributions

          made on behalf of the Participant under this Plan.

                    (d)  For  any Plan  Year,  the sum  of a  Participant's

          defined contribution  plan fraction and his  defined benefit plan fraction may not exceed 1, as follows:

                         (i)  His  defined  contribution plan  fraction for

          any  Plan Year is the fraction (A)  whose numerator is the sum of annual additions to  his Accounts as  of the close  of such  Plan

          Year, and (B)  whose denominator is the sum of  the lesser of the following amounts  determined for  such year  and for each  prior year of service with  his Employer; the  product of 1.25 (1.0  if the  plan is top-heavy) and  the dollar limitation  in effect for such year, or the product  of 1.4 and twenty-five percent of  the

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          Participant's compensation  determined under  Section 415  of the

          Code for such year.

                         (ii) His  defined  benefit plan  fraction  for any

          Plan  Year is  a fraction  (A) whose  numerator is  his aggregate

          projected  annual  benefit   under  all  defined   benefit  plans

          sponsored by Amoco (or any Affiliated Company that is included in a controlled group or under common control with Amoco Corporation within the  meaning of Code Section 414(b),  (c), (m) and (o) and

          415(h)) as the close of such Plan Year, and (B) whose denominator as the lesser of the product  of 1.25 (1.0 if the Plan is  a top-

          heavy)  and  the  dollar   limitation  in  effect  under  Section

          415(b)(1)(A)  of  the  Code,  or  the  product  of  1.4  and  the

          Participant's  highest average  compensation as  determined under

          Section  415(b)(1)(B)  of  the  Code.    For  this  purpose,  the

          projected  annual  benefit of  the  Participant  means the  total normal  retirement benefit to which  he would be  entitled on the assumptions  that  his  employment  continues  until  his  normal retirement date and  his annual earnings  and all other  relevant factors remain  the same for all future years as in the year when the projection is made.

                         (iii)     If  the  sum  of  such  fractions  would

          exceed  1 without the  application of  this section,  his benefit under the  defined benefit  plan or  plans will  be reduced to  a benefit that will produce a defined  benefit plan fraction which,

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          when added to the defined  contribution plan fraction, will equal

          1.

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                                     ARTICLE VII

                 INVESTMENT FUNDS AND CREDITING INVESTMENT EXPERIENCE

               7.1  Investment  Funds.   Effective  February 1,  1993,  the

          Trustee will  separate the Trust Fund into seven Investment Funds as follows:

                    (a)  Amoco Stock Fund

                    (b)  Money Market Fund

                    (c)  U.S. Savings Bonds

                    (d)  Cyprus Stock Fund

                    (e)  Equity Index Fund

                    (f)  Balanced Fund

                    (g)  Bond Index Fund

               The Plan  Administrator will maintain records  which reflect the portion of each Account of  a Participant that is invested in each separate Investment Fund.  The existence of such records and of Participants' Accounts will  not be deemed to give  any person any right, title or interest in or to any specific assets or part of the Trust Fund or any separate Investment Fund.

               7.2  Investment Directions and Transfers Among Funds.

                    (a)  Investment  of Accounts.    Each  Participant  may

          direct  the  separate  Investment  Fund  or  Funds in  which  his

          Accounts will be invested.   Once a calendar month  a Participant

          may  direct  investment  of  his  contributions,  except  Company

          Matching  Contributions,   to  his  Accounts   entirely  in   one

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          Investment  Fund  or  in a  combination  of  two or  more  of the

          Investment Funds, provided that combinations must be specified in

          5%  increments  and  the  total  combinations  must  equal  100%.

          Company Matching Contributions will  be invested initially in the

          Amoco Stock Fund.

                    In addition, once a  calendar month the Participant may

          direct transfers among the Investment Funds, so that his Accounts are  invested entirely in one Investment Fund or in a combination

          of  two  or   more  of  the   Investment  Funds,  provided   that

          combinations must  be specified  in 5%  increments and  the total

          combinations  must  equal  100%.    Effective  January  1,  1995,

          participant direction  of investments  and  transfer among  funds will be permitted two  times in a month but no more than one time per  day. Notwithstanding  the foregoing,  a Participant  may not direct the investment of his future  Savings Contributions in the

          Cyprus Stock Fund or transfer assets into the Cyprus Stock Fund.

                    The  Participant will have  sole responsibility for the

          investment of his Accounts and for transfers among the  available

          Investment Funds,  and no  named fiduciary  or other  person will have  any liability for any loss or diminution in value resulting

          from    the   Participant's    exercise   of    such   investment

          responsibility.  It is intended that Section 404(c) of ERISA will apply to a Participant's exercise  of investment responsibilities under this subsection.

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                    (b)  Manner  and   Time  of   Giving  Directions.     A

          Participant's initial directions governing the  investment of his

          Accounts  will  be filed  with  the  Plan  Administrator.    Such

          directions  must be given at  the same time  that the Participant first  authorizes  Savings  Contributions  or  makes  a  Rollover

          Contribution.  A Participant may change  the investment of future contributions  to  his Accounts  or  direct  transfers among  the

          Investment Funds  in 5% increments  once a calendar  month (twice per  month  effective January  1,  1995) by  contacting  the Plan

          Administrator in accordance with uniform rules.  If a Participant

          does   not   give  any   investment   directions   to  the   Plan

          Administrator, his Savings Contributions or Rollover Contribution

          will be invested in the Money Market Fund.

               7.3  Valuation of  Assets.  Effective October 1, 1991, as of

          each business day and  at any other date ("Valuation  Date") that the Plan Administrator may direct, the Trustee will determine the fair  market value of the assets in each separate Investment Fund of the Trust Fund, relying upon such evidence of valuation as the

          Trustee deems appropriate.

               7.4  Crediting Investment  Experience.  As of each Valuation

          Date (before crediting any contributions or making any investment transfers as  of such date), Investment  Fund management expenses not paid  directly by the  Employer, investment income  and gains and losses in asset values in each separate Investment Fund since the preceding  Valuation  Date will  be  credited or  charged  to

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          Participants' Accounts invested in such  fund.  The allocation of

          Investment Fund management  expenses and investment results  will be in proportion to the adjusted account balances in such fund as

          of  each  Valuation Date.   The  adjusted  account balance  of an

          Account invested in a  separate Investment Fund is the  amount in such  Account  as  of the  close  of  business  on the  preceding

          Valuation Date,  increased by any Savings  Contributions, Company

          Matching  Contributions  and  loan repayments  credited  to  such

          Account as of  the current  Valuation Date under  Article VI  and

          Article   VIII,  decreased  by   any  withdrawals,  transfers  or

          distributions  from such  Account  since the  preceding Valuation

          Date, and increased or decreased in accordance with uniform rules established  by the  Plan  Administrator  to  allocate  equitable expenses and investment results.

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                                                                  11/29/94

                                     ARTICLE VIII

                                LOANS TO PARTICIPANTS

               8.1  Plan  Administrator Shall Administer  the Loan Program.

          The  Plan  Administrator shall  administer  the  loan program  in accordance  with the provisions of Article VIII, in a uniform and nondiscriminatory manner.

               8.2  Availability  of   Loans.     Upon  application   by  a

          Participant who is an Employee, the Plan Administrator may direct the Trustee to make a loan to the Participant from his Accounts.

                    A  Participant may  make  two loans  during a  calendar

          year.  However, he  may not have more than two outstanding loans.

          Also, a  Participant will not be  permitted to make a  loan if he previously  defaulted  on a  Plan  loan  provided, however,  that effective January 1, 1995,  a Participant who has defaulted  on a loan will  be permitted to  again make loans two  years after the full repayment of the defaulted loan.

               8.3  Conditions of Loan.

                    (a)  Maximum  Amount.   The loan  shall not  exceed the

          lesser of  (A) $50,000 reduced  by the  highest outstanding  loan balance during the one-year  period ending on the day  before the date the current loan is made  or (B) 50% of the market value  of the Participant's non-forfeitable accrued benefit on the date the loan  request  from  the  Participant  is received  by  the  Plan

          Administrator.

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                    (b)  Minimum Amount.  The minimum loan shall be $1,000.

                    (c)  Repayment Period.  The term of the loan  shall not

          be less than 6 months and not more than five  years in increments of 6 months.

                    (d)  Interest Rate.   Effective  October  1, 1991,  the

          interest rate shall  equal the  prime rate, as  published in  the

          Wall Street Journal,  in effect on the next-to-last  business day of  the  month immediately  before the  month  in which  the loan request is received by  the Plan Administrator and will  be fixed for the term of the loan.

                    (e)  Security for Repayment.  Each loan hereunder  will

          be  a  Participant-directed investment  for  the  benefit of  the

          Participant requesting such loan; accordingly, any default in the repayment  of principal  or interest  of any loan  hereunder will reduce the amount available  for distribution to such Participant

          (or his Beneficiary).  Any loan hereunder will be effectively and adequately secured by 50% of the non-forfeited accrued benefit in the Participant's Accounts.

                    (f)  Repayment.  Each  Participant who requests  a loan

          from  his  Accounts  will  execute  an  agreement  to  repay  the principal and  interest of  the loan through  payroll withholding

          from  his compensation.    The Plan  Administrator may  establish

          back-up repayment procedures  for Participants on an  "authorized

          leave of absence."   Any loan hereunder may be prepaid in full by

          certified or cashier's check at any time without penalty.  If the

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                                                                  11/29/94

          automatic   payroll  arrangement  lapses   by  the  Participant's

          termination of employment for any reason or is canceled and a new arrangement is not in  place before the next payment  is due, the loan  shall be  in default  and the  entire unpaid  principal and interest of  any loan then  outstanding to such  Participant will become immediately due and payable.

                    (g)  Action Upon Default.  If a Participant defaults on

          any  payment  of interest  or principal  on  a loan  hereunder or defaults  upon any  other obligation relating  to such  loan, the

          Plan Administrator shall immediately request payment of principal

          and  interest on  the  loan.   If  the default  is  by reason  of

          termination of employment, and the Participant refuses to pay the entire  outstanding principal and  interest on  the loan  in full within  90 days  of  the default,  the  Plan Administrator  shall reduce the Participant's vested  Account balance by the remaining

          principal and  interest on  this loan(s).   If the  Participant's

          vested  Account balance  is less  than the  amount due,  the Plan

          Administrator shall take whatever  steps necessary to collect the

          balance  due   directly  from  the  Participant.     However,  no

          foreclosure  on  the  Participant's  loan or  attachment  of  the

          Participant's Account  balances will occur until  a distributable event occurs in the Plan.

                    (h)  Distribution  to  Participant With  Loan.   In the

          case of any  Participant who  terminates employment  with a  loan outstanding hereunder, the cash amount available for distribution

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                                                                  11/29/94

          to  such Participant  (or his  Beneficiary) will  consist of  the vested  portion of his Accounts invested  in the Investment Funds of the Trust Fund.

               8.4  Accounting for Loans.

                    (a)  Source  of  Loan.   The  Plan Administrator  shall

          liquidate the Participant's  Investment Funds to  make a loan  to him in the following order:

                         Investment Funds.

                         (1)  Money Market Fund;

                         (2)  Cyprus Stock Fund;

                         (3)  Equity Index Fund;

                         (4)  Balanced Fund;

                         (5)  Bond Index Fund;

                         (6)  U.S. Savings Bonds; and

                         (7)  Amoco Stock Fund.

                    As the Plan Administrator liquidates  the Participant's

          Investment  Funds in  the above  order, he  shall liquidate  such

          Participant's Accounts in the following order:

                         Accounts.

                         (1)  Tax-Deferred Savings Account;

                         (2)  Rollover Account;

                         (3)  Company Contribution Account; and

                         (4)  After-Tax Savings Account.

                          Effective  October  1,   1991,  funds  shall   be

          liquidated first by Account in the order specified above and then

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                                                                  11/29/94

          by Investment Fund  (i.e. all assets in  the Tax-Deferred Savings

          Account  shall be  liquidated  first in  the order  of Investment

          Funds described above;  then all assets  in the Rollover  Account and so forth).

                    (b)  Loan Investment  Account.  The  Plan Administrator

          will establish and  maintain a loan  investment account for  each

          borrowing  Participant.   The  unpaid principal  and accrued  but

          unpaid  interest on the loan  to a Participant  will be reflected for plan  accounting purposes in the  Participant's loan account.

          Repayments  of principal  and  interest by  the Participant  will reduce  the  Participant's  loan  account  balance  and  will  be credited to the  Participant's other Accounts  in the order  that

          they  were liquidated  to  make the  loan.   Repayments  will  be

          invested  in the  Investment Funds  according to  a Participant's current investment election.

                    (c)  Distribution  Upon  Default.    In   the  event  a

          Participant defaults  upon a loan upon  termination of employment and  receives  a distribution  of such  loan,  the loan  shall be deemed to be  distributed from the Participant's  accounts in the following order:

                                Accounts.

                         (1)  Tax-Deferred Savings Account;

                         (2)  Rollover Account;

                         (3)  Company Contribution Account; and

                         (4)  After-Tax Savings Account.

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                                                                  11/29/94

          The order of liquidation  of funds shall be  as specified in  (a)

          above.

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                                                                  11/29/94

                                      ARTICLE IX

                                IN-SERVICE WITHDRAWALS

               9.1  Withdrawals   From  After-Tax   Savings  Account.     A

          Participant  may withdraw  in  cash any  portion  of his  accrued benefit in his After-Tax  Savings Account, except for  his After-

          Tax  Savings Contributions made in the calendar year during which his withdrawal is made, twice during a 12-month period.

               9.2  Withdrawals From Rollover  Account.  A Participant  may

          withdraw  in cash  any  portion of  his  accrued benefit  in  his

          Rollover Account twice during a 12-month period.

               9.3  Withdrawals  From  Company  Contribution  Account.    A

          Participant may  withdraw  in cash  any  portion of  his  accrued benefit  in  his Company  Contribution  Account,  except for  the greater of the last  24 months of Company  Matching Contributions or the value  of the initial Company Matching  Contributions that would  not be  vested under  Section 10.2  if such  Participant's service  with  his  Employer  terminated  on  the  date  of  such withdrawal, once  during a 24-month  period.  If  the Participant withdraws 50% or  less of  his accrued benefit  from his  Company

          Contribution  Account then  he will  not be  eligible  to receive

          Company   Matching  Contributions   during  the   6-month  period

          commencing with  such withdrawal.   If the  Participant withdraws

          more than  50%  of his  accrued  benefit,  then he  will  not  be eligible to receive Company Matching Contributions during the 12-

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          month period commencing with  the first day of his  payroll cycle starting immediately after the distribution of such withdrawal.

               9.4  Withdrawals  From  Tax-Deferred  Savings  Account.    A

          Participant may  withdraw in  cash from his  Tax-Deferred Savings

          Account once every 12 months the amount necessary to  meet one of the following immediate and heavy financial needs:

                    1.   Medical expenses described in Code  Section 213(d)

                         previously  incurred  by   the  Participant,   his

                         spouse, or  any of  his dependents (as  defined in

                         Code  Section 152) or  necessary for these persons

                         to obtain  medical care described  in Code Section

                         213(d);

                    2.   The  purchase (excluding  mortgage payments)  of a

                         principal residence for the Participant;

                    3.   Payment of tuition for the next 12 months of post-

                         secondary  education  for  the   Participant,  his

                         spouse, children, or dependents;

                    4.   The   need  to   prevent   the  eviction   of  the

                         Participant  from  his   principal  residence   or

                         foreclosure on  the mortgage of  the Participant's

                         principal residence; or

                    5.   Other unexpected  or unusual expenses   creating a

                         financial need  for which withdrawal  is permitted

                         by Code Regulation Section 1.401(k)-1.

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                    The  amount of  an immediate  and heavy  financial need

          includes  any amounts  necessary  to pay  any federal,  state, or local income taxes or  penalties reasonably anticipated to result from  a  withdrawal  from  a  Participant's  Tax-Deferred Savings

          Account.   Notwithstanding the  foregoing,  the amount  withdrawn

          cannot  include the  Participant's current  calendar  year's Tax-

          Deferral  Savings Contributions  and/or any  earnings on  all his

          Tax-Deferred  Savings  Contributions.    In  addition,  before  a

          Participant makes  a withdrawal from his  Tax-Deferred Account he must make a loan under the Plan  for the maximum amount permitted and then withdraw the  maximum amount permitted by the  Plan from his other Accounts.  If a Participant makes a withdrawal from his

          Tax-Deferred Savings  Account he  will be prohibited  from making any Savings Contributions for the 12-month period commencing with the first day of his payroll cycle starting immediately after the

          distribution  of  such  withdrawal.     Finally,  notwithstanding

          Section  4.9, if a Participant  makes a withdrawal  from his Tax-

          Deferred Savings Account, the Code Section 402(g) limitation that applies to his Tax-Deferred Savings Contributions during the Plan

          Year immediately  after such withdrawal  shall be reduced  by the total amount of his Tax-Deferred Contributions during the year of the withdrawal.

               9.5  Order of  Asset Liquidation  for All Withdrawals.   The

          Plan Administrator  shall liquidate  the Investment Funds  of the

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          Account  from which the withdrawal is being made in the following order:

                         Investment Funds.

                         (1)  Money Market Fund;

                         (2)  Cyprus Stock Fund;

                         (3)  Equity Index Fund;

                         (4)  Balanced Fund;

                         (5)  Bond Index Fund;

                         (6)  U.S. Savings Bonds; and

                         (7)  Amoco Stock Fund.

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                                      ARTICLE X

                                    DISTRIBUTIONS

               10.1 Distribution Upon Retirement.

                    (a)  Amount.  A Participant whose employment terminates

          as a  result of retirement will  receive the total  amount in his

          Accounts.   If a  Participant receives immediate  distribution of

          his Accounts, his Account  balances will be determined as  of the

          valuation  date immediately  preceding such  distribution.   If a

          Participant  defers payment of part  or all of  his Accounts, his

          Account  balances will  be  determined as  of the  valuation date immediately preceding his subsequent distribution.

                    (b)  Retirement Defined.   For  purposes of this  Plan,

          "Retirement" means a Participant's  termination of employment (1)

          on or after his 65th birthday, (2) on or after  his attainment of age 50 and 15  years of Vesting Service,  or (3) on or  after his attainment of 75 point  status.  A Participant will  become fully vested in his Company  Contribution Account balance upon reaching his 65th birthday (normal retirement age).

                    (c)  Form of  Payment.  Upon a Participant's Retirement

          a  distribution  of his  Accounts  will  be paid  in  one  of the following methods as selected by the Participant.

                         (i)  a  single-sum payment  of his  entire Account

          balances at any time until age 70 1/2; or

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                         (ii) monthly, quarterly or annually (of  which the

          frequency  and amount  can  be changed  at  any time  subject  to administrative feasibility) equal payments for a period less than ten years.



          In  addition  to  the  above  two   methods  of  distribution,  a

          Participant who  has retired  in accordance with  subsection 10.1

          (ii) can make a withdrawal of any amount once a month.



          All distributions made pursuant to  this subsection shall be made in  cash, except  that  a Participant  who  elects to  receive  a single-sum payment under Section  10.1(c)(i) can elect to receive

          Amoco  common  stock  in-kind.    The  Plan  Administrator  shall

          liquidate the  Participant's Accounts  to make a  distribution to him pursuant to this Section in the following order:

                         Accounts

                         (1)  After-Tax Savings Account;

                         (2)  Rollover Account;

                         (3)  Company Contribution Account; and

                         (4)  Tax-Deferred Savings Account.

          As the  Plan Administrator liquidates the  Participant's Accounts

          in  the  above  order,   he  shall  liquidate  the  Participant's

          Investment Funds in the following order:



                         Investment Funds

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                         (1)  Money Market Fund;

                         (2)  Cyprus Stock Fund;

                         (3)  Equity Index Fund;

                         (4)  Balanced Fund;

                         (5)  Bond Index Fund;

                         (6)  U.S. Savings Bonds; and

                         (7)  Amoco Stock Fund.

               10.2 Termination of Employment Prior to Retirement or Death.

                    (a)  If   a  Participant's  service  with  an  Employer

          terminates under  circumstances other than as  provided for under subsections 10.1(b) or 10.6, he shall be 100% vested in an amount equal to the  market value of  his Tax-Deferred Savings  Account,

          After-Tax  Savings Account  and Rollover  Account.   In addition,

          such Participant shall be  100% vested in an amount  equal to the greater  of:  1) the  market  value of  his  Company Contribution

          Account  less  the  value of  the  sum  of  the Company  Matching

          Contributions  valued  on  the   date  credited  to  his  Company

          Contribution Account,  times the result of 100%  minus the vested percent,  a  percentage based  on  years  of Vesting  Service  as provided  below; or  2)  the market  value  of the  Participant's

          Company  Contribution  Account  times  the  Participant's  vested percentage based upon his years of Vesting Service, as follows:

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                  Years of
               Vesting Service
                                                         Vested
               At least            But Less Than       Percentage

                                      2 years               0%
               2 years                3 years              25%
               3 years                4 years              50%
               4 years                5 years              75%
               5 years                                    100%

          Notwithstanding the foregoing, if a Participant's service with an

          Employer terminates because of (1)  a sale of stock or assets  of

          the  Employer,  a  merger   or  other  transaction  involving  an

          Employer,  each involving a third  party, the result  of which is the Employer  is no longer  deemed an Employer by  Amoco, or such other transaction  as may be approved  by Amoco or  (2) under the terms  of  a voluntary  or  involuntary  Employer severance  plan officially  adopted by an Employer as evidenced by a written plan document, he  shall be  100% vested  in his  Company Contribution

          Account. The benefit determined  in accordance with the foregoing provision  shall never be adjusted  or altered in  any fashion on account  of any years  of Vesting  Service which  the Participant might  complete upon  reemployment  with an  Employer, except  as otherwise provided in Section 10.3(b).

                       (b)  (i)    Vesting  Service  and Period  of Vesting

          Service.    Effective with  regard to the  calculation of Vesting

          Service  on or after October  1, 1991, Vesting  Service means the aggregate  of all years and  fractions of years  of an Employee's

          Periods of  Vesting Service with  an Employer  and an  Affiliated

          Company.   A Period of Vesting Service means the period beginning

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          on the first day  of the calendar month during which the Employee

          enters  service   (or  reenters   service)  and  ending   on  the

          termination date (as  defined below) with respect to such period,

          subject to the following special rules:

               (A) An Employee shall be deemed to enter service on the date he first completes an Hour of Service.

               (B)  An  Employee shall be deemed to reenter  service on the date following a termination date when he again completes an Hour of Service.

               (C)  The termination  date of an Employee shall be  the last day  of  the  calendar month  during  which  the  earlier of  the following  occurs: (i)  the date he quits, is discharged, retires or  dies, or (ii) except as provided below, the first anniversary of  the date  he  is absent  from  service for  any  other reason

          (including,  but  not limited  to,  vacation,  holiday, leave  of absence,  and layoff).  If an Employee, absent from service under circumstances described in (ii), quits, is discharged, retires or dies  before  the  first  anniversary  of  commencement  of  said absence,  his termination  date shall  be the  date he  quits, is discharged,  retires or dies.  An absence described in (ii) shall be deemed to commence with respect to an Employee on  the date he is  terminated as  an  Employee on  the  payroll records  of  the

          Employer  or  an   Affiliate.    Notwithstanding  the   foregoing

          provisions  of  (b)(i),  an  Employee  shall be  deemed  to  have

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          continued in service (and thus not to have incurred a termination date) for the following periods:

                       i)   any period for which he shall be required to be

                       given  credit  for service  under  any  laws of  the

                       United States; and

                       (ii)   any  period for  which he  is on  an approved

                       medical or family "leave of absence".

               (D)   All  periods  of  service  of  an  Employee  shall  be

          aggregated in determining his Vesting Service unless they can  be disregarded under the break in service rules of Section 10.3.

               (E)   If an  Employee shall be  absent from work  because he

          quits,  is discharged or retires,  and he reenters service before the  first anniversary  of the  date of  such absence,  such date shall  not constitute a termination  date and the  period of such absence shall be included as service.



               (ii)   Month of Vesting Service.  A Month of Vesting Service

          means  a calendar month during which an Employee is credited with service.



               (iii)  Year of Vesting Service.   A Year  of Vesting Service

          means 12 Months of Vesting Service, whether or not consecutive.

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               (iv) One-Year Break in Service.  A One-Year Break in Service

          means a period of twelve consecutive calendar months during which the Employee is not credited with one Month of Vesting Service.



                             (c)   Form  of Payment.   A  Participant whose

          service terminates  with his  Employer under circumstances  other than in  accordance with subsection 10.1(b)  (retirement) will be paid a distribution of his vested Account balances in one  of the following methods as selected by the Participant:

                             (i)   a  single-sum payment at  any time prior

          to age 65; or

                             (ii)  10  annual  installments  commencing  as

          soon as practicable after his service terminates.

                       The election  to receive  10 annual  installments is

          irrevocable and all such  installments shall be made in  cash and the  Participant's  Accounts  and  Investment Funds  that  he  is invested in  shall be liquidated in the same order as provided in

          Section 10.1(c).  If the Participant has not received his single-

          sum  payment   before  his  attainment   of  age  65,   the  Plan

          Administrator shall distribute it as soon as practicable after he

          reaches such age.   A  single-sum payment made  pursuant to  this

          subsection shall be made in  cash, unless the Participant  elects to receive Amoco common stock in kind.

                       (d)   If    a    Participant   receives    immediate

          distribution  of  his  Accounts,  his Account  balances  will  be

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          determined as  of the  Valuation Date immediately  preceding such distribution.  If a Participant defers payment of  part or all of his Accounts, his Account  balances will be determined as  of the

          Valuation Date immediately preceding his subsequent distribution.

                       (e)   The  determination of the amount to which such

          terminated  Participant   is  entitled  in  accordance  with  the

          foregoing rules shall be made by the Plan Administrator.

                       (f)   Any   portion   of  a   Participant's  Company

          Contribution Account to which he is  not entitled at the time  of the distribution  of his Account  balances shall be  forfeited by him  upon such termination of employment.  As soon as practicable after such forfeitures occur they shall be used to reduce Company

          Matching  Contributions or  pay Plan  administration  expenses in accordance with Section 16.11.

               10.3    Reemployment.   If a terminated Participant  who was

          partially  or fully vested in his Company Contribution Account is reemployed by  an Employer, he  shall again become  a participant

          upon reemployment pursuant  to Section 3.4.   All future  Company

          Matching   Contributions  shall   be  credited  to   his  Company

          Contribution Account, and all his prior years of  Vesting Service shall  be  restored for  the  purpose of  calculating  the vested

          portion  of such  Account.   Also,  the  portion of  his  Company

          Contribution Account  that has been  forfeited, if any,  shall be

          restored without interest  to his Account.   Upon any  subsequent

          termination  of  employment  the  nonforfeitable  portion  of his

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          Company Contribution Account  shall be calculated as  if any non-

          forfeitable amounts distributed upon the previous termination had been repayed to the Plan.

                       If such  a terminated  Participant was 0%  vested in

          his Company Contribution Account  under Section 10.2 at the  time of his prior termination,  the following special provisions shall apply:

                       (a)   If such a terminated Participant is reemployed

          after incurring 5 or more consecutive One-Year Breaks In Service,

          he shall have no right to the previously forfeited portion of his

          Company  Contribution Account,  and  his prior  years of  Vesting

          Service  shall not be restored for the purpose of calculating the vested portion of such Account.

                       (b)   If such a terminated Participant is reemployed

          before  incurring 5  consecutive One-Year  Breaks In  Service the portion of the  Participant's Company  Contribution Account  that had  been forfeited  shall be  restored without  interest to  his

          Account.   In  order  to  effect  the restoration  of  previously

          forfeited   amounts  to  a   Participant's  Company  Contribution

          Account, the Plan Administrator shall first utilize any available

          forfeitures,    and    then   requesting    additional   Employer

          Contributions  which shall be paid by the Employer, and his prior years of Vesting  Service shall  be restored for  the purpose  of calculating the vested portion of such Account.

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                       Notwithstanding   this   section    10.03,   if    a

          Participant, after  his military leave of  absence expires, files for restoration of his  job during one of the  periods prescribed by  the Vietnam  Era Veterans'  Readjustment Act  of 1974  and is

          hired by an Employer, his prior years of Vesting Service shall be restored  and he shall be  credited with Vesting  Service for the

          period  of time  he was  on the  military leave  of absence.   In

          addition, the  portion of  his company contribution  Account that has been forfeited, if any, shall be restored without interest to his Company Account.

               10.4    $3,500 Cash-Out.  If the value of the nonforfeitable

          portion  of the Participant's Accounts  does not exceed $3,500 at the date of his termination  of service for any reason, the  Plan

          Administrator  shall  distribute  in  cash and  in  a  single-sum payment the entire balance in his Accounts in accordance with the applicable rules of the Plan Administrator.

               10.5    Required  Distribution Date.    Distribution to  any

          Participant  (whether   employed  by  an   Employer,  retired  or

          otherwise  terminated)  must  be   made  no  later  than  April 1

          following the calendar  year in  which he reaches  age 70-1/2  in

          accordance  with  the  minimum   distribution  rules  of  Section

          401(a)(9) of the Code and the regulations promulgated thereunder;

          provided, however, that in the case of a Participant who attained age  70-1/2 prior to January 1, 1988, distribution may be delayed

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          until April 1 following  the calendar year in which he retires if such Participant is not a 5% owner.

               10.6    Distribution Upon Death of a Participant.

                       (a)   In   General.    If   Participant  dies  while

          employed  by an Employer with a  balance in any Account under the

          Plan,  his Beneficiary  will receive  100% of  the amount  in his

          Accounts.  Such  amount will  be determined as  of the  Valuation

          Date immediately  preceding the date when  the Plan Administrator makes such  distribution.  After the  Plan Administrator receives instructions  from Amoco as to  who the Beneficiary  is, he shall distribute to  such Beneficiary in  cash, Amoco common  stock, or any  combination  thereof as  directed  by  Amoco, the  remaining

          amount  in  the  deceased   Participant's  Accounts  as  soon  as

          administratively practicable.

                       (b)   Designation of Beneficiary.  A Participant may

          designate one or more Beneficiaries and may revoke or change such designation at  any time.  If  the Participant names  two or more

          Beneficiaries, distribution  to them will be  in such proportions as  the Participant designates or, if the Participant does not so designate,  in  equal shares  pro  rata  from such  Participant's

          Accounts.   Any designation of Beneficiary will be in such manner

          and  on such form  as Amoco may  prescribe and will  be effective upon filing with Amoco.

                       Notwithstanding  the  preceding paragraph,  the sole

          Beneficiary of  a married  Participant will be  the Participant's

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          spouse unless the  spouse consents in writing  to the designation

          of  another person  as  beneficiary.   The spouse's  consent must

          acknowledge  the effect  of such  consent and  be witnessed  by a notary public.

                       (c)   No Designation.  Any portion of a distribution

          payable upon  the death of a Participant which is not disposed of by a designation of Beneficiary for any reason whatsoever will be paid  to  the  Participant's  spouse  if  living  at  his  death,

          otherwise to the Participant's estate.

                       (d)   Payment  Under Prior  Designation.   Amoco may

          direct the Plan Administrator to make payment in  accordance with a  prior designation of Beneficiary  (and will be fully protected in so  doing)  if such  direction  (i) is  given before  a  later designation is received, or  (ii) is due to Amoco's  inability to

          verify  the  authenticity  of  a  later   designation.    Such  a

          distribution  will  discharge all  liability  therefor  under the

          Plan.

               10.7    Rehire Before Distribution.  If a former Participant

          is  rehired  by an  Employer  or  an Affiliated  Company,  before distribution  of his  Accounts has  been made,  such distribution will be deferred until his subsequent termination of employment.

               10.8    Waiver of 30 Day  Notice.  If a distribution  is one

          to which section  401(a)(11) and  417 of the  Code do not  apply,

          such distribution may commence less than 30 days after the notice

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                                                                  11/29/94

          required   under  section   1.411(a)11(c)  of   the  Income   Tax

          Regulations is given, provided that:

             (1)   the Plan  Administrator clearly informs  the Participant

          that the Participant has a  right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect  a distribution  (and, if  applicable, a  particular distribution option), and

             (2) the Participant, after receiving the notice, affirmatively elects a distribution.

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                                      ARTICLE XI

                                   DIRECT ROLLOVERS

               11.1    Direct   Rollover.      This   section   applies  to

          distributions made  on or after January 1, 1993.  Notwithstanding any  provision of the Plan  to the contrary  that would otherwise limit a distributee's election  under this section, a distributee may elect, at  the time and in the manner  prescribed by the Plan

          Administrator,  to  have  any  portion of  an  eligible  rollover distribution  provided  for in  this  Plan  paid directly  to  an eligible retirement plan specified by the distributee in a direct rollover.

               11.2    Definitions.

                       (a)   "Eligible   Rollover   Distribution"  is   any

          distribution provided for  in this Plan of all or  any portion of the  balance to  the credit  of the  distributee, except  that an

          eligible  rollover   distribution   does  not   include:      any

          distribution  that  is one  of  a series  of  substantially equal periodic payments  (not less  frequently than annually)  made for the life (or  life expectancy)  of the distributee  or the  joint

          lives  (or   joint  life   expectancies)  of   the  distributee's

          designated beneficiary, or for a specified period of ten years or more;  any  distribution  to  the  extent  such  distribution  is required  under section 401(a)(9) of the Code; and the portion of

          any  distribution   that  is  not  includable   in  gross  income

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          (determined without  regard to  the exclusion for  net unrealized appreciation with respect to employer securities).

                       (b)   "Eligible  Retirement  Plan" is  an individual

          retirement  account described in  section 408(a) of  the Code, an individual retirement annuity described  in section 408(b) of the

          Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described  in section 401(a) of the  Code, that

          accepts   the   distributee's  eligible   rollover  distribution.

          However,  in the case of an eligible rollover distribution to the surviving spouse,  an eligible  retirement plan is  an individual retirement account or individual retirement annuity.

                       (c)   "Distributee"  includes   a  Participant,  the

          Participant's surviving spouse and  the Participant's spouse  who is  the  alternate payee  under  a  qualified domestic  relations order, as defined in section 414(p) of the Code.

                       (d)   "Direct Rollover" is a  payment by the Plan to

          the eligible retirement plan specified by the distributee.

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                                     ARTICLE XII

                      AMENDMENT, MERGER AND TERMINATION OF PLAN

               12.1    Amendment of Plan.   At  any time and  from time  to

          time, Amoco may  amend or modify any or all  of the provisions of the  Plan without  the consent  of any  person, provided  that no amendment  will reduce  any Participant's  nonforfeitable Account balance  as of  the  date  such  amendment  is  adopted  (or  its effective  date  if  later)  or  eliminate  an  optional  form of benefit, and provided  further that no amendment  will permit any part of the Trust Fund to revert  to the Employer or be used  for or diverted to purposes  other than for the exclusive  benefit of

          Participants  or  their  Beneficiaries,  except  as  provided  in

          Section 5.6.

               12.2    Merger of Plans.  A merger or consolidation with, or

          transfer  of assets  or liabilities  to, any  other plan  will be permitted only if  the benefit each Participant  would receive if

          such  plan   were  terminated  immediately   after  the   merger,

          consolidation or transfer is  not less than the benefit  he would have received if this Plan had terminated immediately  before the merger, consolidation or transfer.

               12.3    Termination.  Amoco has  established the Plan and is

          maintaining the Plan with the bona fide expectation and intention that it will continue  the Plan indefinitely, but Amoco  will not be under any  obligation or liability whatsoever to  maintain the

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          Plan  for any  particular length  of time.   Notwithstanding  any

          other  provision hereof,  Amoco  may terminate  this Plan  at any time.  There will be no liability to any Participant, Beneficiary or  other  person  as a  result  of  any  such discontinuance  or termination.

               The Employer's failure to make contributions  in any year or years will  not operate to terminate  the Plan in the  absence of formal action by Amoco to terminate the Plan.

               12.4    Effect of Termination.  Upon complete discontinuance

          of  contributions or  termination or  partial termination  of the

          Plan, the  Tax-Deferred Savings, After-Tax  Savings and  Rollover

          Accounts  of affected Participants will remain nonforfeitable and their  Company Contribution  Account will  become nonforfeitable.

          After  termination  of  the  Plan,  no  Employee  will  become  a

          Participant  and  no  further Savings  Contributions  or  Company

          Matching  Contributions  will  be  made hereunder  on  behalf  of

          Participants.

               The  Trustee will continue to  hold the assets  of the Trust

          Fund  for distribution  as  directed by  the Plan  Administrator.

          Amoco will determine whether to direct the Plan Administrator who will, in turn, direct  the Trustee to disburse the  Plan's assets as immediate benefit payments, to retain and disburse them in the

          future,  or   to  follow  any  other  procedure  which  it  deems

          advisable.

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                                     ARTICLE XIII

                                  NAMED FIDUCIARIES

               13.1    Identity of Named Fiduciaries.

                       (a)   Named  Fiduciaries.  Amoco or its delegates as

          provided  by  Resolution  of its  Board  of  Directors, the  Plan

          Administrator, the  Trustee and any investment  manager appointed by Amoco will  be the named  fiduciaries under the Plan  and will control  and manage the Plan and its  assets to the extent and in the  manner indicated  in  the Plan,  in  the Administrative  and

          Recordkeeping Services  Agreement, in the Trust  Agreement and as

          described in  certain delegations  of authority  of the Board  of

          Directors  of  Amoco  to  the  extent  such delegations  are  not

          inconsistent with  the terms  of the  Plan.   Any  responsibility

          assigned to a named fiduciary will not be deemed to be  a duty of a  "fiduciary"  (as defined  in  ERISA)  solely  because of  such assignment.

                       (b)   Plan Administrator.  State Street Bank & Trust

          Company  of Boston  has  been appointed  by  Amoco as  the  "Plan

          Administrator" as defined in ERISA.

               13.2    Responsibilities     and    Authority     of    Plan

          Administrator.      The   Plan  Administrator   will   have   the

          responsibilities  and  authority  with  respect  to  control  and management  of the Plan and its assets  as set forth in detail in

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          various  articles of  the  Plan including  Article  XIII and  the

          Administrative and Recordkeeping Services Agreement.

               13.3    Responsibilities  and Authority  of  Trustee.    The

          Trustee will manage and control the assets of the Plan, except to the extent that  such responsibilities are  specifically assigned hereunder  or  under  the  Trust  Agreement to  Amoco,  the  Plan

          Administrator or  the Participants,  or are delegated  to one  or

          more  investment managers  by  Amoco.   The responsibilities  and

          authority of the Trustee are set forth in detail primarily in the

          Trust Agreement.

               13.4    Responsibilities  of Amoco.    Amoco will  have  the

          responsibilities and authority to appoint, remove and replace the

          Trustee   and  the   Plan   Administrator,   to   monitor   their

          performances, to  resolve Plan appeals and to amend and terminate the  Plan and Trust.  The responsibilities and authority of Amoco are set  forth in further  detail in the various  articles of the

          Plan and in  the Trust  Agreement and in  the Administrative  and

          Recordkeeping Services Agreement.

               13.5    Responsibilities  Not Shared.   Except  as otherwise

          provided herein  or required by  law, each  named fiduciary  will have only  those responsibilities that are  specifically assigned to it hereunder, in the Administrative and Recordkeeping Services

          Agreement,  and in  the Trust  Agreement, and no  named fiduciary

          will   incur  liability  because   of  improper   performance  or

          nonperformanceofresponsibilitiesassignedtoanothernamed fiduciary.

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               13.6    Dual Fiduciary  Capacity Permitted.   Any  person or

          group of persons may  serve in more than one  fiduciary capacity,

          including service both as Trustee and Plan Administrator.

               13.7    Actions by Amoco.   Wherever the Plan specifies that

          Amoco  is required or permitted  to take any  action, such action will be taken by its board of directors, or by  a duly authorized committee  thereof,  or  by  one  or  more  directors,  officers,

          employees or other persons duly authorized to do so by  the board of directors.

               13.8    Advice.  A named fiduciary may employ or retain such

          attorneys,   accountants,   investment   advisors,   consultants,

          specialists and other persons  or firms as it deems  necessary or desirable  to advise  or  assist it  in  the performance  of  its

          duties.   Unless otherwise provided by law, the fiduciary will be

          fully  protected with respect to  any action taken  or omitted by him  or it  in  reliance upon  any such  person or  firm rendered within his or its area of expertise.

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                                     ARTICLE XIV

                                  PLAN ADMINISTRATOR

               14.1    Appointment.      Amoco   will   appoint    a   Plan

          Administrator.

               14.2    Notice to Trustee.  Amoco will notify the Trustee in

          writing of  the  appointment, and  the  Trustee may  assume  such appointment  continues  in effect  until  written  notice to  the contrary is given by Amoco.

               14.3    Administration of Plan.  The Plan  Administrator and

          Amoco  will   have  all   powers  and  authority   necessary  and

          appropriate to carry  out its responsibilities as provided in the

          Plan  and agreed  upon  in the  Administrative and  Recordkeeping

          Services   Agreement   with   respect  to   the   operation   and

          administration of the  Plan.  All  determinations and actions  of the Plan Administrator  and Amoco will be conclusive  and binding upon  all persons, except as otherwise provided herein or by law,

          and  except that the Plan  Administrator and Amoco  may revoke or

          modify a determination or  action previously made in error.   The

          Plan  Administrator  and  Amoco  will  exercise  all  powers  and authority given to it in a nondiscriminatory manner.

               14.4    Reporting  and Disclosure.   The  Plan Administrator

          and Amoco, as agreed upon in the Administrative and Recordkeeping

          Services Agreement,  will  prepare, file,  submit, distribute  or make available any plan descriptions, reports, statements,  forms

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          or other information to  any government agency, Employees, former

          Employees,  or Beneficiary as  may be required  by law  or by the

          Plan.

               14.5    Records.   The  Plan  Administrator will  record its

          acts  and decisions, and keep all data, records, books of account and instruments pertaining to  plan administration, which will be

          subject  to inspection  or  audit  by Amoco  at  any  time.   The

          Employer  will  supply  all  information  required  by  the  Plan

          Administrator to administer the  Plan, and the Plan Administrator may rely upon the accuracy of such information.

               14.6    Claims Review  Procedure.  Any  request for benefits

          (the  "claim")   by  a   Participant  or  his   Beneficiary  (the

          "claimant") will be filed in writing with the Plan Administrator.

          Within a reasonable  period after  receipt of a  claim, the  Plan

          Administrator will  provide written notice to  any claimant whose

          claim has  been  wholly or  partly  denied, including:    (a) the

          reasons  for the  denial, (b)  the Plan  provisions on  which the denial  is  based, (c)  any  additional  material or  information necessary  to perfect  the  claim  and  the  reasons  why  it  is

          necessary,  and (d)  the  Plan's claims  review  procedure.   The

          claimant will be given a full and fair review in writing within a reasonable period after notification of the denial.  The claimant may review pertinent documents and may submit issues and comments orally,  in writing, or both.  The Plan Administrator will render its decision or review  properly and in writing and  will include

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          specific  reasons for  the  decision and  reference  to the  Plan provisions on which the  decision is based.  The  Participant may appeal the Plan Administrator's decision by making such appeal in

          writing  filed   with  Amoco  (Senior  Vice   President  -  Human

          Resources)  within   60  days  after  his  receipt  of  the  Plan

          Administrator's decision. Amoco shall resolve such appeals.

               14.7    Administrative Discretion; Final Authority.

                       (a)   The Plan Administrator,  and Amoco with regard

          to   the  handling   of   appeals,  shall   have  the   exclusive

          discretionary authority to  interpret the Plan and  to decide any and all  matters arising hereunder,  including without limitation the right  to remedy  possible  ambiguities, inconsistencies,  or omissions by  general rule or particular  decision; provided that all such  interpretations and  decisions shall  be  applied in  a uniform  and nondiscriminatory  manner  to  all Participants  and beneficiaries who are similarly situated.  The Plan Administrator

          and   Amoco  with   regard  to   Plan  appeals   shall  determine

          conclusively  for all  parties all questions  arising out  of the interpretation or administration of the Plan.

                       (b)   The Plan Administrator may  delegate authority

          with  respect to certain matters,  and the Plan Administrator may allocate its responsibilities among Amoco employees.

                       (c)   To  the  extent  that the  Plan  Administrator

          properly  delegates or allocates  administrative powers or duties to  any other  individual or  entity,  such individual  or entity

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          shall  have exclusive  discretionary authority,  as described  in subsection 14.7(a), to exercise such powers or duties.

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                                      ARTICLE XV

                               PARTICIPATING EMPLOYERS

               15.1    Adoption by Other Employers.

                       Notwithstanding  anything  herein  to the  contrary,

          with the consent of Amoco,  any other entity may adopt  this Plan and all of the  provisions hereof, and participate herein  and be known  as  a  participating  Employer,  by  a  properly  executed

          Participation  Agreement or  other documentation  evidencing said intent and will of such  participating Employer.  A Participation

          Agreement may contain terms and conditions approved by Amoco that apply only to such participating Employer and shall constitute an amendment of the Plan.

               15.2    Designation of Agent.

                       Each participating  Employer shall be deemed  a part

          of this Plan; provided, however, that with respect to  all of its relations with the Trustee and Plan Administrator for the purpose of this Plan, each participating Employer shall be deemed to have designated irrevocably Amoco as its agent.

               15.3    Employee Transfers.

                       It   is  anticipated   that  an   Employee  may   be

          transferred between participating Employers and non-participating

          Affiliated  Companies.     No   such  transfer  shall   effect  a

          termination of employment hereunder for purposes of Section 10.

               15.4    Discontinuance of Participation.

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                       Any participating  Employer  shall be  permitted  to

          discontinue or  revoke  its  participation  in the  Plan  with  a properly executed document  filed with Amoco and with the consent of Amoco.

               15.5    Participating  Employer Contribution  for Affiliate.

          If  any participating Employer is  prevented in whole  or in part from  making  a contribution  to the  Trust  Fund which  it would otherwise have made under the Plan for any reason, then, pursuant to Code  Section 404(a)(3)(B), so much of  the contribution which such participating Employer  was so prevented from  making may be made,  for the  benefit  of the  participating Employees  of such participating  Employer, by the other participating Employers who are  members of the same  affiliated group within  the meaning of

          Code Section 1504.

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                                     ARTICLE XVI

                                    MISCELLANEOUS

               16.1    Qualified Domestic Relations Orders.

                       (a)   A Qualified Domestic Relations Order (QDRO) is

          a judgment, decree, or order which meets the requirements of Code

          Section 414(p).  An alternate payee is an individual named in the

          QDRO who is to receive some or all of the Participant's benefits.

                       (b)   Upon  receipt of written directions from Amoco

          that a Participant's Accounts could be subject to a QDRO the Plan

          Administrator  will prohibit  such Participant  from transferring assets amongst  Investment Funds,  making any type  of withdrawal

          and making a  loan.   The Plan Administrator  shall prohibit  the

          above transactions until directed otherwise in writing by Amoco.

                       (c)   A payment  to an  alternate payee shall  be in

          cash and in a single sum immediately after Amoco directs the Plan

          Administrator  in  writing,  even   if  the  Participant  is  not

          otherwise eligible for an immediate distribution.

               16.2    Nonalienation of  Benefits.   No  benefit, right  or

          interest hereunder of any person will be subject to anticipation,

          alienation,  sale, transfer,  assignment, pledge,  encumbrance or charge,  or to seizure,  attachment or other  legal, equitable or other  process, or  be  liable for,  or  subject to,  the  debts,

          liabilities  or other  obligations  of such  person, except  that

          Amoco  may  prescribe  rules  for  the  payment  of  benefits  in

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          accordance with Qualified Domestic Relations Orders as defined in

          Section 16.1.

               16.3    Payment  of Minors  and Incompetents.   If  the Plan

          Administrator  or Amoco deems  any person  incapable of  giving a binding  receipt for  benefit payments  because of  his minority,

          illness,  infirmity or  other incapacity,  it may  direct payment directly  for  the  benefit of  such  person,  or  to any  person

          selected by Amoco  to disburse it.   Such payment, to  the extent

          thereof, will discharge all liability for such payment under  the

          Plan.

               16.4    Current Address  of Payee.   Any person  entitled to

          benefits is responsible for keeping Amoco informed of his current

          address  at all times.   The Plan Administrator,  the Trustee and

          Amoco have no obligation to locate such person, and will be fully protected if all  payments and communications  are mailed to  his last known address, or  are withheld pending receipt of  proof of his current address and proof that  he is alive.  If payments are withheld and after reasonable  efforts, the Plan Administrator or

          Amoco cannot locate a  former Participant (or Beneficiary) within a reasonable time,  but in any event not later  than 4 years, the amount of the Participant's Accounts shall be forfeited and shall be  reapplied in  such  a way  as  to reduce  succeeding  Company

          Matching Contributions under the Plan; provided, however, that if such former  Participant  (or Beneficiary)  subsequently files  a claim  for benefits  with the  Plan  Administrator or  Amoco with

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          respect  to his  Account balances  under the  Plan, his  Accounts shall be restored to the value previously forfeited  (and without interest) from such Accounts.

               16.5    Disputes over  Entitlement to  Benefits.  If  two or

          more  persons claim  entitlement to  payment of the  same benefit hereunder,  the  Plan Administrator  as  directed  by Amoco,  may withhold payment  of  such benefit  until  the dispute  has  been determined  by a  court  of competent  jurisdiction  or has  been settled by the persons concerned.

               16.6    Payment of Benefits.   Unless he elects otherwise, a

          Participant's benefit payments under the Plan will begin no later than 60 days after the close of the Plan Year in which the latest

          of  the following  dates  occurs:   (a)  the date  he  terminates

          service  with his  Employer; (b)  his 65th  birthday; or  (c) the tenth  anniversary of the year in which he began participating in the Plan.

               16.7    Top-Heavy Plan Provisions.

                       (a)   Applicability  of  Section.   This  section is

          included  in   the  Plan  to   meet  the  requirements   of  Code

          Section 416, and the provisions of this section will be operative only if, when and to the extent  that Code Section 416 applies to

          the Plan.   At such time as the  requirements of Code Section 416

          apply to the  Plan because  the Plan is  top-heavy as defined  in subsection  (b)(i) below,  the  provisions of  this section  will apply and will govern over contrary provisions of the Plan.

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                       (b)   Definitions.

                             (i)   The Plan will  be top-heavy  for a  Plan

          Year  if,  as  of the  determination  date,  the  sum of  (A) the aggregate amount  in  the accounts  of Participants  who are  key employees (including all  defined contributions plans  within the required or permissive aggregation  group) and (B) the  aggregate present value of cumulative  accrued benefits of Participants who are  key employees  (including all  defined benefit  plans within such group), exceeds 60 percent of such amount determined for all participants in all such plans.

                             In  determining  the amounts  in Participants'

          Accounts and  present values  of the  accrued benefits under  the preceding  two  paragraphs,  (1) the  present  value  of  accrued benefits  will be  based  on the  actuarial  assumptions used  to

          determine    the   minimum    funding   requirements    of   Code

          Section 412(b); if there is more than one defined benefit plan in the  aggregation group,  each plan  will use  the same  actuarial assumption  for purpose of the  top heavy test,  as determined by the actuary; (2) distributions made  during the five years ending on  the  determination  date  will  be  taken  into account;  (3)

          rollover contributions  will be  taken into  account only to  the extent  provided in regulations  under Code Section 416(g)(4)(A);

          (4) account balances and accrued  benefit values of a person  who was  but no longer  is a  key employee  will be  disregarded; and

          (5) account balances and accrued benefit values of any individual

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          who  has not performed any services for  the employer at any time during  the five years ending  on the determination  date will be disregarded.

                             (ii)  The determination date  for purposes  of

          determining whether  the Plan  is top-heavy under  subsection (i)

          for a particular Plan Year is the last day of  the preceding Plan

          Year, except that in the case of the first Plan Year of any Plan,

          the determination date is the last day of such Plan Year.

                             (iii) A key employee is any Employee or former

          Employee who  has satisfied Section 3.2  (including a Beneficiary of such an employee) and who at any time during  the Plan Year or any of the four preceding plan Years was:

                                   (A)  an  officer of  the Employer  or an

          Affiliated Employer  having annual compensation greater  than 50%

          of the amount  in effect under  Section 415(b)(1)(A) of the  Code for such Plan Year (but  no more than 50 Employees will  be taken into account under this subsection (A) as key employees);

                                   (B)  One  of the 10 Employees owning (or

          considered as owning within the  meaning of Code Section 318) the largest interests in the Employer or Affiliated Employer but only if such Employee's  compensation for such  plan year exceeds  the

          amount specified  in Code Section 415(c)(1)(A).   For purposes of

          the preceding sentence, if  two Employees have the same  interest in  the  Employer or  Affiliated  Employer,  the Employee  having

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          greater annual  compensation from  the Employer or  an Affiliated

          Employer shall be treated as having a larger interest;

                                   (C)  a person owning  (or considered  as

          owning within  the meaning of Code  Section 318) more than  5% of the outstanding stock of  the employee or affiliated employer  or stock  possessing more than 5% of the total combined voting power of all such stock; or

                                   (D)  a    person    who    has    annual

          compensation from the Employer or an Affiliated Employer of  more than  $150,000 and who would be described in subsection (C) above if 1% were substituted for 5%.

                                   For    purposes    of   applying    Code

          Section 318  to   the  provisions   of  this  subsection   (iii),

          subparagraph  (c) of  Code Section 318(a)(2)  will be  applied by substituting "five percent" for  "50 percent."  In  addition, the rules of Code Section 414(b), (c), (m) and (o) will not apply for purposes of  determining ownership under subsections  (C) and (D)

          above.

                             (iv)  A  non-key employee  is an  Employee who

          has  satisfied  Section  3.2  (including a  beneficiary  of  such employee) and who  is not a  key employee under  subsection (iii)

          above.

                             (v)   A  required  aggregation group  includes

          all  qualified plans of the Employer or an Affiliated Employer in which a  key employee participates, including  a terminated plan,

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          and  each other qualified plan  of the Employer  or an Affiliated

          Employer  that enables any of such plans to meet the requirements

          of  Section 401(a)(4) or Section 410  of the Code.   A permissive

          aggregation  group includes (in  addition to plans  in a required aggregation group) any plan  which Amoco designates for inclusion provided that  inclusion of such plan does not cause the group to fail the requirements of Section 401(a)(4) and Section 410 of the

          Code.

                       (c)   Minimum Contribution.   For any  Plan Year  in

          which the Plan  is top-heavy,  the Employer will  make a  minimum contribution on behalf of each non-key employee who has satisfied the requirements of Section 3.2 (and who is therefore eligible to make Savings Contributions) and  who is employed on the  last day

          of the  Plan Year.   The minimum contribution  will be 3%  of his

          total compensation (as defined  in Section 6.6) or, if  less, the percentage  for such  Plan Year  under this  Plan (and  any other defined contribution  plan included in an  aggregation group with this Plan) on behalf of the key employee for whom such percentage

          is  the  highest.    In  the  case  of  a  non-key  employee  who

          participates in a qualified defined benefit plan sponsored by the

          Employer,  the  minimum contribution  shall  be 5%  of  his total compensation (as defined in Section 6.6).

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               16.8    Rules of Construction.

                       (a)   A word  or phase  defined or explained  in any

          section  or  article has  the  same meaning  throughout  the Plan unless the context indicates otherwise.

                       (b)   Where the  context so requires,  the masculine

          includes the feminine, the singular includes  the plural, and the plural includes the singular.

                       (c)   Unless  the  context indicates  otherwise, the

          words  "herein,"  "hereof,"  "hereunder,"  and words  of  similar import refer to  the Plan as a whole and not  only to the section in which they appear.

               16.9    Text  Controls.     Headings  and  titles   are  for

          convenience only and the text will control in all matters.

               16.10   Applicable State  Law.  To the extent that state law

          applies the provisions  of the Plan  will be construed,  enforced and administered according to the laws of the State of Illinois.

               16.11   Plan Administration  Expenses.  All  reasonable Plan

          administration expenses  shall be  paid  out of  the Trust  Fund;

          provided  that the  obligation  of the  Trust  Fund to  pay  such expenses shall cease  to exist  to the extent  such expenses  are paid  by  an  Employer  or  are  paid  to  the  Trust  Fund as  a reimbursement  by an Employer.  This provision shall be deemed to apply to any contract  or arrangement to provide for  expenses of

          plan  administration  without  regard   to  whether  or  not  the

          signatory  or  party to  such contract  or  arrangement is,  as a

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          matter  of   administrative  convenience,   an  Employer.     Any

          reasonable plan administration expense paid to the Trust  Fund by an  Employer  as a  reimbursement  shall  not  be  considered  an

          Employer contribution and shall  not be credited to Participants'

          Accounts.  The Plan  Administrator shall only direct the  Trustee to  pay Plan administration expenses from the Trust Fund upon the written direction of Amoco.

               16.12   Voting and Tendering of Amoco Stock.

                       (a)   For the purposes  of voting  or responding  to

          bona fide offers with respect to the Amoco Corporation Stock held by  the Plan,  each  Participant and  Beneficiary  of a  deceased

          Participant  whose Accounts are invested  in whole or  in part in the  Amoco Stock  Fund shall  be a  "named fiduciary"  within the meaning  of Section 403(a)(1) of ERISA.  The Trustee shall follow the proper instructions, which instructions shall  be held by the

          Trustee   in   strict  confidence,   of   the   Participants  and

          Beneficiaries with respect to such Amoco Corporation stock in the manner described in this Section 16.12.

                       (b)   Before each annual or special meeting of Amoco

          Corporation,  there  shall  be   sent  to  each  Participant  and

          Beneficiary  to whom Amoco Corporation  stock is allocated a copy of the proxy solicitation material for the meeting, together with a form requesting instructions  to the Trustee on how to vote the

          Amoco Corporation stock allocated to his  Accounts.  Upon receipt

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                                                                  11/29/94

          of  such   instructions,  the   Trustee  shall  vote   the  Amoco

          Corporation stock as instructed.

                       (c)   The Trustee shall vote Amoco Corporation stock

          for which  no  voting instructions  are  timely received  to  the extent required by law in its uncontrolled discretion.

                       (d)   In the event that a bona fide offer (such as a

          tender  offer or  exchange offer)  shall be  made to  acquire any

          Amoco  Corporation  Employer  stock  held by  the  Trustee,  each

          Participant  or Beneficiary  of a  deceased Participant  shall be entitled to direct the Trustee as to the disposition of the Amoco

          Corporation stock (including fractional shares) allocated to  his

          Accounts,  and  to direct  the  Trustee to  take  other solicited action  on his behalf (including  the voting of  such Stock) with respect to the Amoco Corporation stock allocated to this account.

          Amoco,  with the cooperation of  the Trustee, shall  use its best efforts to provide  each Participant or Beneficiary to  whom this paragraph  may  apply  with  a copy  of  any  offer  solicitation material generally available  to members of  the public who  hold the Amoco Corporation stock  affected by the offer, or  with such

          other  written information   as  the offeror  may provide.   Such

          material shall be provided with a form requesting instructions to the Trustee as to  the disposition under  the offer of the  Amoco

          Corporation  stock allocated  to each  Account.  Upon  receipt of such  instructions  from  the  Participant  or  Beneficiary,  the

          Trustee  shall  respond to  the  offer  in  accordance with  such

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          instructions  with   respect  to  the  Amoco   Corporation  stock

          allocated to the Account.

                       (e)   The  Trustee  shall   respond  to  the   offer

          described  in subsection  (d) with  respect to  Amoco Corporation stock for which no instructions are timely received to the extent required by law in its uncontrolled discretion.

               16.13   Transfer  of   Abandoned   ESOP  Assets   to   Plan.

          Effective November 30,  1989 the abandoned property  in the Amoco

          Corporation   Employee  Stock   Ownership   Plan   ("ESOP")   was

          transferred   to   the   Plan's   abandoned   property   account.

          Notwithstanding  anything  in  the   Plan  to  the  contrary  the

          following  shall apply.   The  assets transferred  from  the ESOP

          shall  remain  in the  Plan's  abandoned  property account  until

          December  31, 1990 and any remaining assets shall be forfeited on

          January  1, 1991.  If  the ESOP Plan  Administrator determines an individual has a valid claim for benefits under the ESOP he shall instruct  the Plan  Administrator  in writing  to distribute  the

          benefits.   Such distribution  will  be made  from the  abandoned

          property account,  then the  forfeiture account if  necessary and then from additional employer contributions if necessary.

          16.14  Severability.  If any provision of this Plan shall be held illegal or invalid for any reason, said  illegality or invalidity shall not affect the  remaining parts of this Plan, but this Plan shall be construed  and enforced  as if said  illegal or  invalid provision had never been included herein.

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                                                                  11/29/94


          I, R. W. Anderson, Senior Vice President of Amoco Corporation, pursuant to the resolutions adopted by the Board of Directors of Amoco Corporation of September 27, 1994, which delegated various powers relating to employee benefits plans to the Senior Vice President (Human Resources) of Amoco Corporation approve and adopt this official text of the Amoco Employee Savings Plan as Amended and Restated November, 1994, effective January 1, 1989 except as otherwise provided in the Plan.

                                   Dated this 29 day of Nov, 1994


                                   R. W. Anderson
                                   Senior Vice President, Amoco Corporation
                                   As aforesaid

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